================================================================================
      As filed with the Securities and Exchange Commission on May 1, 2002.

                                               1933 ACT REGISTRATION NO. 2-97596
                                              1940 ACT REGISTRATION NO. 811-4297

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933



                         POST-EFFECTIVE AMENDMENT NO. 57

                                      -AND-
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 58


                                  VAN ECK FUNDS
                                  -------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  212-687-5200
                                  ------------
               (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

              THOMAS ELWOOD, ESQ. -- VAN ECK ASSOCIATES CORPORATION
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    ----------------------------------------
                 (NAME AND ADDRESS OF AGENT FOR SERVICE PROCESS)



                COPY TO: PETER FARIEL, ESQ., GOODWIN PROCTER LLP
                   EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109


--------------------------------------------------------------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


 [X]   IMMEDIATELY UPON FILING PURSUANT   [ ]  ON [DATE] PURSUANT TO
       TO PARAGRAPH (B)                        PARAGRAPH (B)


 [ ]   60 DAYS AFTER FILING PURSUANT TO   [ ]  ON [DATE] PURSUANT TO
       PARAGRAPH (A)(1)                        PARAGRAPH (A)(1)

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       PARAGRAPH (A)(2)                        PARAGRAPH (A)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

================================================================================

YOUR INVESTMENT DEALER IS:


FOR MORE DETAILED INFORMATION, SEE THE STATEMENT OF ADDITIONAL INFORMATION
(SAI), which is incorporated by reference into this prospectus.

FOR FREE COPIES OF SAIS, ANNUAL OR SEMI-ANNUAL REPORTS OR OTHER INQUIRIES...

o Call Van Eck at 1-800-826-1115, or visit the Van Eck website at www.vaneck.com.

o    Go to the Public Reference Room of the Securities and Exchange Commission.

o Call the SEC at 1-202-942-8090, or write to them at the Public Reference Room, Washington, D.C. 20549-6009, and ask them to send you a copy. There is a duplicating fee for this service.

o Download documents from the SEC's website at www.sec.gov. You may also make an electronic request of the SEC for documents at the following e-mail address: publicinfo@sec.gov.

o The Funds' annual report (other than U.S. Government Money Fund) includes a discussion of market conditions and investment strategies that significantly affected the Funds' performances last year.

[logo]
VAN ECK GLOBAL

Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407
1-800-544-4653


                                              SEC REGISTRATION NUMBER: 811-04297
                                                                          522610



                                                                  Van Eck Global

                                                                      PROSPECTUS

                                                                     May 1, 2002


VAN ECK FUNDS
  Asia Dynasty Fund
    Global Hard Assets Fund
      Global Leaders Fund
        International Investors Gold Fund
          Troika Dialog Fund
            U.S. Government Money Fund



These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has endorsed the accuracy or adequacy of this prospectus. Any claim to the contrary is against the law.


                                                   GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS

I.  THE FUNDS


INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.
    ASIA DYNASTY FUND                                                          2
    GLOBAL HARD ASSETS FUND                                                    5
    GLOBAL LEADERS FUND                                                        9
    INTERNATIONAL INVESTORS GOLD FUND                                         12
    TROIKA DIALOG FUND                                                        15
    U.S. GOVERNMENT MONEY FUND                                                18


II. ADDITIONAL INVESTMENT STRATEGIES                                          20


OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.



III. SHAREHOLDER INFORMATION                                                  30

HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT VALUE; HOW TO CHOOSE A CLASS OF SHARES; YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUNDS.


IV. FINANCIAL HIGHLIGHTS                                                      43


TABLES THAT SHOW PER SHARE EARNINGS, EXPENSES, AND PERFORMANCE OF EACH FUND.

I. THE FUNDS

INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.


1. ASIA DYNASTY FUND PROFILE

OBJECTIVE
Asia Dynasty Fund seeks long-term capital appreciation by investing in the equity securities of companies outside of Japan that stand to benefit from Asian development.


PRINCIPAL STRATEGIES
Under normal circumstances, the Fund will invest at least 80% of total assets in common and preferred stocks and other equity securities of companies in, or expected to benefit from the growth of: Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Myanmar, Pakistan, Peoples Republic of China ("China"), the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam. The Fund may invest more than 25% of its total assets in one country. The Fund utilizes a growth strategy attempting to purchase securities with a high relative value to their share prices with excellent growth prospects. The Fund currently invests more than 25% of its total assets in Hong Kong and Taiwan.


PRINCIPAL RISKS
The Fund invests in emerging markets which exposes its investments to above-average risk. Many emerging markets are much less liquid and much more volatile than the U.S. market. Asian countries, in particular, may have different or ineffective securities regulation. Their economies and politics can be extremely volatile. The Fund is subject to foreign securities risk, emerging markets risk and market risk. (See Chapter II.) An investment in the Fund involves the risk of losing money.



2   VAN ECK GLOBAL PROSPECTUS

                                                     I. THE FUNDS / ASIA DYNASTY

ASIA DYNASTY FUND PERFORMANCE


This chart shows the historic annual total return of a share of Asia Dynasty Fund (before sales charges) since Fund inception on 3/22/93. This information provides an indication of the risks of investing in the Fund by showing the fluctuation in Fund returns year over year. Sales loads or account fees are not reflected; if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 6/30/99) was 55.71%. The lowest performing quarter (ended 9/30/01) was -25.84%.

  ASIA DYNASTY FUND
  CLASS A SHARES ANNUAL TOTAL RETURNS (%)
  As of December 31,

   '94      '95      '96      '97      '98      '99      '00      '01
  -----    -----    -----    -----    -----    -----    -----    -----
 -18.72     3.13     6.53    -32.10   -0.26    118.46   -47.60   -5.45



This chart compares the Fund's performance with a broad measure of market performance. Fund performance is shown with sales charges. Past performance does not guarantee or predict future results.

  ASIA DYNASTY FUND
  1-YEAR, 5-YEAR AND LIFE-OF-FUND ANNUALIZED PERFORMANCE (WITH SALES CHARGES) PLUS A COMPARISON TO THE MSCIFAR EAST EX-JAPAN FREE INDEX*
  As of December 31, 2001

                                        1 YEAR          5 YEAR     LIFE-OF-FUND+
--------------------------------------------------------------------------------
  CLASS A SHARES
  Return Before Taxes                   -10.95%         -7.13%         0.61%
  Return After Taxes on Distributions   -10.95%         -8.01%        -0.70%
  Return After Taxes on Distributions
    And Sale of Fund Shares              -6.67%         -4.72%         0.48%

  CLASS B SHARES
  Return Before Taxes                   -10.37%         -6.99%        -2.07%

  MSCI FAR EAST EX-JAPAN FREE INDEX      -4.19%        -13.68%        -2.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


* The Morgan Stanley Capital International (MSCI) Far East Ex-Japan Free Index is a market capitalization-weighted index that captures the largest 60% of the publicly traded securities in each industry for approximately ten Asian markets (excluding Japan); the Index includes only shares available for purchase by foreign investors.

     The MSCIFar East Ex-Japan Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Class A Shares: 3/22/93; Class B shares: 9/1/93; Index calculated from Class A inception date nearest month end (3/31/93).


                                                   VAN ECK GLOBAL PROSPECTUS   3

ASIA DYNASTY FUND EXPENSES

This table shows certain fees and expenses you will incur as a Fund investor, either directly or indirectly.

  ASIA DYNASTY FUND
  SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                CLASS A           CLASS B
  Maximum Sales Charge (imposed on purchases
    as a percentage of offering price)           5.75%             0.00%
  Maximum Deferred Sales Charge (load)
    (as a percentage)                            0.00%             5.00%

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                0.75%             0.75%
  Administration Fees                            0.25%             0.25%
  Distribution (12b-1) Fees                      0.50%             1.00%
  Other Expenses                                 1.73%             1.53%

  TOTAL ANNUAL FUND OPERATING EXPENSES*          3.23%             3.53%

  *  Expenses excluding interest expense:Class A: 3.19%, Class B: 3.49%.


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your account cost may be higher or lower, based upon these assumptions your cost would be as shown.

  EXPENSE EXAMPLE
  WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST


                         1 YEAR          3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  Class A                 $878           $1,502          $2,148        $3,868
  Class B                 $856           $1,483          $2,031        $3,801*

 YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES
  Class A                 $878           $1,502          $2,148        $3,868
  Class B                 $356           $1,083          $1,831        $3,801*


  *  Class B shares automatically convert to Class A shares after year eight.


4   VAN ECK GLOBAL PROSPECTUS

                                               I. THE FUNDS / GLOBAL HARD ASSETS

2. GLOBAL HARD ASSETS FUND PROFILE


OBJECTIVE
The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.


PRINCIPAL STRATEGIES
Under normal conditions, the Fund will invest at least 80% of total assets in "hard asset securities." The Fund will invest at least 5% of assets in each of the four "hard asset" sectors listed below.


"Hard asset securities" are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of:
o  Commodities
o  Natural resources
o  Precious metals
o  Real estate

Under normal circumstances, the Fund will invest in at least three countries including the United States. However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

Global Hard Assets Fund, using a value strategy, invests in a number of securities, and utilizes a number of techniques, that are covered in detail in Chapter II "Additional Investment Strategies." These include "Derivatives," which are discussed in Chapter II. The Fund may invest up to 5% of assets in 1) premiums for options on equity securities and equity indexes, and in 2) warrants, including options and warrants traded in over-the-counter markets.

The Fund may invest in common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts; partnerships; convertible debt instruments; and special classes of shares that are restricted to nationals or residents of a given country. The Fund seeks to purchase securities with a high value relative to their share price. Direct investments are generally considered illiquid and will be lumped together with other illiquid investments; this total will be subject to the Fund's limits on illiquid investing. The Fund may


                                                   VAN ECK GLOBAL PROSPECTUS   5
invest up to 10% of its assets in precious metals, either bullion or coins. The Fund may invest up to 10% of assets in asset-backed securities such as collateralized mortgage obligations ("CMOs") and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets are excluded from this 10% limitation. The Fund uses derivatives to gain exposure to hard asset securities and to hedge exposure to hard asset securities.


The Fund may invest up to 20% of assets in debt securities not linked to hard assets. These securities include those either rated in the higher grades, or believed (by its Adviser) to be equivalent to higher-rated securities, for example, A or better by Standard & Poor's (S&P). The Fund has a flexible investment strategy regarding its investments in debt instruments seeking to take advantage of the yield curve.


The Fund's investments in short-term instruments will consist primarily of securities rated in the highest category, or, if unrated, in comparable quality instruments or instruments insured by the U.S or foreign governments, their agencies and instrumentalities. The Fund seeks high-credit quality debt securities with maturities of 10 years or less and a portfolio of 3 to 4 years. The Fund may borrow up to 30% of its assets to buy more securities.

PRINCIPAL RISKS
An investment in the Fund may involve greater risk than an investment in other funds. Hard asset prices may move independently of the trends of industrial companies. The energy and basic materials sectors are volatile. Inflation can drive down stock prices, and stock prices can influence hard assets; so inflation may also make hard asset security prices go down. An investment in the Fund should be considered part of an overall investing program, not a complete investment in itself. An investment in the Fund may lose money. The Fund is subject to real estate risk, non-diversification risk, precious metals risk, foreign securities risk, emerging market risk, junk bond risk, CMO risk, leverage risk, interest rate risk and credit risk. (See Chapter II.)



6   VAN ECK GLOBAL PROSPECTUS

                                               I. THE FUNDS / GLOBAL HARD ASSETS

GLOBAL HARD ASSETS FUND PERFORMANCE


This chart shows the historical annual total return of a share of Global Hard Assets Fund (before sales charges) since Fund inception on 11/2/94. This information provides an indication of the risks of investing in the Fund by showing the fluctuation in Fund returns year over year. Sales loads or account fees are not reflected; if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 9/30/97) was 19.14%. The lowest performing quarter (ended 9/30/98) was -19.77%.

  GLOBAL HARD ASSETS FUND
  CLASS A SHARES ANNUAL TOTAL RETURNS (%)
  As of December 31,

   '95      '96      '97      '98      '99      '00      '01
  -----    -----    -----    -----    -----    -----    -----
  20.08    45.61     14.29  -32.25     16.64    8.91    -8.56


This chart compares the Fund's performance with a broad measure of market performance. Fund performance is shown with sales charges. Past performance does not guarantee or predict future results.

  GLOBAL HARD ASSETS FUND
  1-YEAR, 5-YEAR AND LIFE-OF-FUND ANNUALIZED PERFORMANCE (WITH SALES CHARGES) PLUS A COMPARISON TO THE STANDARD & POOR'S 500 INDEX*
  As of December 31, 2001

                                        1 YEAR          5YEAR      LIFE-OF-FUND+
--------------------------------------------------------------------------------
  CLASS A SHARES
  Return Before Taxes                  -13.83%         -3.25%         5.49%
  Return After Taxes on Distributions  -13.83%         -3.79%         3.07%
  Return After Taxes on Distributions
    And Sale of Fund Shares             -8.42%         -2.76%         2.97%
  CLASS B SHARES
  Return Before Taxes                  -13.64%         -3.37%         1.32%
  CLASS C SHARES
  Return Before Taxes                   -9.74%         -2.62%         6.02%
  S&P 500 INDEX                        -11.88%         10.69%        15.14%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industry, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.


     The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


+ Class A Shares: 11/2/94; Class B Shares: 4/24/96; Class C Shares: 11/2/94; Indices are calculated from life of Class A shares nearest month end (10/31/94).



                                                   VAN ECK GLOBAL PROSPECTUS   7

GLOBAL HARD ASSETS FUND EXPENSES


This table shows certain fees and expenses you will incur as a Fund investor, either directly or indirectly.

  GLOBAL HARD ASSETS FUND
  SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A     CLASS B       CLASSC
  Maximum Sales Charge (imposed on purchases
    as a percentage of offering price)          5.75%        0.00%        0.00%
  Maximum Deferred Sales Charge (load)
    (as a percentage)                           0.00%        5.00%        1.00%


  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management/Administration Fees                1.00%        1.00%        1.00%
  Distribution (12b-1) Fees                     0.50%        1.00%        1.00%
  Other Expenses                                1.26%        1.32%        1.20%
  TOTAL ANNUAL FUND OPERATING EXPENSES          2.76%        3.32%        3.20%


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your account cost may be higher or lower, based upon these assumptions your cost would be as shown.


  EXPENSE EXAMPLE
  WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST


                                1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  Class A                        $838         $1,382       $1,950       $3,487
  Class B                        $835         $1,421       $1,931       $3,613*
  Class C                        $423         $  986       $1,674       $3,503*

  YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES
  Class A                        $838         $1,382       $1,950       $3,487
  Class B                        $335         $1,021       $1,731       $3,613*
  Class C                        $423         $  986       $1,674       $3,503*


 * Class B and Class C shares automatically convert to Class A shares after year eight.


8   VAN ECK GLOBAL PROSPECTUS

                                                   I. THE FUNDS / GLOBAL LEADERS

3. GLOBAL LEADERS FUND PROFILE


OBJECTIVE
Global Leaders Fund seeks long-term capital appreciation.


PRINCIPAL STRATEGIES
The Fund will allocate its assets among primarily common stocks and other equity securities of large cap global growth companies ("global leaders"). Under normal conditions, the Fund will invest in at least three countries including the United States. There is no limit on the amount the Fund may invest in any one asset class or country. However, the Fund will not invest more than 10% of assets in the securities of developing countries with emerging economies or securities markets.

PRINCIPAL RISKS
A global equity fund can be more volatile than a bond fund and provide lower returns than a domestic stock fund. There can be no assurance that allocation of assets globally will reduce risks, or that the Fund will achieve its investment objective. An investment in the Fund involves a risk of losing money. The Fund is subject to credit risk, interest risk, non-diversification risk, leverage risk and foreign securities risk. (See Chapter II.)






                                                   VAN ECK GLOBAL PROSPECTUS   9

GLOBAL LEADERS FUND PERFORMANCE

This chart shows the historical total return of a share of Global Leaders Fund (before sales charges) since Fund inception on 12/20/93. This information provides an indication of the risks of investing in the Fund by showing the fluctuation in Fund returns year over year. Sales loads or account fees are not reflected; if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.


During the period covered, the Fund's highest performing quarter (ended 12/31/99) was 27.61%. The lowest performing quarter (ended 9/30/01) was -20.80%.


   '94      '95      '96      '97      '98      '99      '00      '01
  -----    -----    -----    -----    -----    -----    -----    -----
  -3.90    15.30    12.28    14.77    20.65    32.83    -21.88   -27.32

  GLOBAL LEADERS FUND
  CLASS A SHARES ANNUAL TOTAL RETURNS(%)
  As of December 31,


This chart compares the Fund's performance with a broad measure of market performance. Fund performance is shown with sales charges. Past performance does not guarantee or predict future results.

  GLOBAL LEADERS FUND
  1-YEAR, 5-YEAR AND LIFE-OF-FUND ANNUALIZED PERFORMANCE (WITH SALES CHARGES) PLUS A COMPARISON TO THE MSCIWORLD STOCK INDEX*
  As of December 31, 2001

                                        1 YEAR          5YEAR      LIFE-OF-FUND+
--------------------------------------------------------------------------------
  CLASS A SHARES
  Return Before Taxes                   -31.52%         -0.31%         2.56%
  Return After Taxes on Distributions   -31.64%         -2.18%         0.86%
  Return After Taxes on Distributions
    And Sale of Fund Shares             -19.10%          0.43%         2.32%
  CLASS B SHARES
  Return Before Taxes                   -31.30%          0.13%         2.69%
  MSCI WORLD STOCK INDEX                -17.83%          4.11%         6.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

* The Morgan Stanley Capital International (MSCI) World Stock Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends").


     The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stock includes a representative sampling of large, medium, and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

     The MSCI World Stock Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Class A Shares: 12/20/93; Class B Shares: 12/20/93; Index calculated from nearest month end (12/31/93).



10   VAN ECK GLOBAL PROSPECTUS

                                                   I. THE FUNDS / GLOBAL LEADERS

GLOBAL LEADERS FUND EXPENSES


This table shows certain fees and expenses you will incur as a Fund investor, either directly or indirectly.

  GLOBAL LEADERS FUND
  SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A          CLASS B
  Maximum Sales Charge (imposed on purchases
    as a percentage of offering price)            5.75%            0.00%
  Maximum Deferred Sales Charge (load)
    (as a percentage)                             0.00%            5.00%


  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                 0.75%            0.75%
  Administration Fees                             0.25%            0.25%
  Distribution (12b-1) Fees                       0.50%            1.00%
  Other Expenses                                  0.95%            1.53%

  TOTAL ANNUAL FUND OPERATING EXPENSES*           2.45%            3.53%

 * After advisory fee waiver: Class A: 2.00%, Class B: 2.50%. These fee waivers are not contractual and may be discontinued at the discretion of the Adviser.


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your account cost may be higher or lower, based upon these assumptions your cost would be as shown.

  EXPENSE EXAMPLE
  WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST


                          1 YEAR          3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
  Class A                  $809           $1,295          $1,805         $3,201
  Class B                  $856           $1,483          $2,031         $3,801*
  YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES
  Class A                  $809           $1,295          $1,805         $3,201
  Class B                  $356           $1,083          $1,831         $3,801*


  * Class B shares automatically convert to Class A Shares after year eight.



                                                  VAN ECK GLOBAL PROSPECTUS   11

4. INTERNATIONAL INVESTORS GOLD FUND PROFILE


OBJECTIVE
The Fund seeks long-term capital appreciation by investing in common stocks of gold mining companies. The Fund may take current income into consideration in picking investments.

PRINCIPAL STRATEGIES
Under normal conditions, the Fund will invest at least 80% of total assets in the gold mining industry, with at least 25% of assets invested in gold mining stocks (companies with greater than 50% of revenues from gold mining). The Fund may invest up to 100% of its assets, or, for temporary defensive purposes, less than 25% of its assets in gold stocks.

Kinds of securities in which the Fund invests: The Fund invests primarily in securities of companies whose properties, products, or services are international in scope, plus U.S. Treasury securities. An investment in gold stocks can offer an opportunity to achieve long-term capital appreciation and to protect wealth against inflation. The accelerating growth of monetary reserves and credit in major industrial markets may help gold and gold mining share prices go up. Gold share values may move independently of industrial shares, so adding gold to an industrial equity portfolio may offset that portfolio's fluctuations -- and perhaps increase its return. The Fund may borrow up to 50% of its assets to buy more securities.


The Fund may invest up to 12.5% of its assets in gold and silver coins as well as gold, silver, platinum and palladium bullion. The sole source of return to the Fund from coins is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins.


PRINCIPAL RISKS
An investment in the Fund should be considered part of an overall investment program, not a complete investment in itself. An investment in the Fund may lose money. The Fund is subject to non-diversification risk, precious metals risk, industry concentration risk, leverage risk and foreign securities risk. (See Chapter II.)




12   VAN ECK GLOBAL PROSPECTUS

                                     I. THE FUNDS / INTERNATIONAL INVESTORS GOLD

INTERNATIONAL INVESTORS GOLD FUND PERFORMANCE


This chart shows the historical annual total return of a share of International Investors Gold Fund (before sales charges). This information provides an indication of the risks of investing in the Fund by showing the fluctuation in Fund returns year over year. Sales loads or account fees are not reflected; if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 6/30/93) was 39.07%. The lowest performing quarter (ended 12/31/97) was -24.96%.

  INTERNATIONAL INVESTORS GOLD FUND
  CLASS A SHARES ANNUAL TOTAL RETURNS (%)
  As of December 31,

  '92     '93     '94     '95     '96     '97     '98     '99     '00     '01
 -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 -29.08  113.14   -1.05  -8.93   -9.37  -36.00  -11.87  -12.37  -22.18   20.74


This chart compares the Fund's performance with a broad measure of market performance. Fund performance is shown with sales charges. Past performance does not guarantee or predict future results.

  INTERNATIONAL INVESTORS GOLD FUND
  1-YEAR, 5-YEAR, AND 10-YEAR ANNUALIZED PERFORMANCE (WITH SALES CHARGES) PLUS A COMPARISON TO THE STANDARD &POOR'S 500 INDEX AND THE FINANCIAL TIMES GOLD MINES INDEX*
  As of December 31, 2001

                                            1 YEAR       5YEAR         10 YEAR+
--------------------------------------------------------------------------------
  CLASS A SHARES
  Return Before Taxes                       13.83%       -15.23%         8.02%
  Return After Taxes on Distributions       13.73%       -15.42%        -6.41%
  Return After Taxes on Distributions
    And Sale of Fund Shares                  8.41%       -11.32%        -4.30%
  S&P 500 INDEX                            -11.88%        10.69%        12.10%
  FT GOLD MINES INDEX                       22.68%       -14.38%        -5.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industry, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.


     The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold mining shares.

     The Standard & Poor's 500 Index and the Financial Times Gold Mines Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.



                                                  VAN ECK GLOBAL PROSPECTUS   13

INTERNATIONAL INVESTORS GOLD FUND EXPENSES


This table shows certain fees and expenses you will incur as a Fund investor, either directly or indirectly.

  INTERNATIONAL INVESTORS GOLD FUND
  SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS A
  Maximum Sales Charge Sales (imposed on purchases as
    a percentage of offering price)                                5.75%

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                                  0.75%
  Administration Fees                                              0.25%

  Distributions (12b-1) Fees                                       0.25%
  Other Expenses                                                   1.00%

  TOTAL ANNUAL FUND OPERATING EXPENSES*                            2.25%

  * Expenses excluding interest expense: 2.17%.


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your account cost may be higher or lower, based upon these assumptions your cost would be as shown.

  EXPENSE EXAMPLE
  WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST


                          1 YEAR          3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  Class A                  $790           $1,238          $1,711         $3,011






14   VAN ECK GLOBAL PROSPECTUS

                                                    I. THE FUNDS / TROIKA DIALOG


5. TROIKA DIALOG FUND PROFILE



OBJECTIVE
The Fund's investment objective is to seek long-term capital appreciation through investment primarily in the equity securities of companies in Central and Eastern Europe, Russia and the former Soviet Union ("Eurasia Region") or "(Eurasia").

PRINCIPAL STRATEGIES
The Fund seeks to achieve its objective by following a combined value and growth strategy investing primarily in equity securities and equity equivalents of companies within the Eurasian Region. The Fund may invest up to 35% of its total assets in debt securities issued by Eurasian companies and debt securities issued or guaranteed by Eurasian governments. The Fund may also invest in the equity securities of issuers outside of Eurasia, which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of Eurasia. The Fund may concentrate up to 50% of its Eurasian investment assets in the oil and gas industries and in industries which support oil and gas production and exploration.


When the Fund anticipates unusual markets or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities. The Fund may borrow up to 30% of its net assets to buy more securities.


PRINCIPAL RISKS
An investment in the Fund may involve greater risk than an investment in other funds.


Many Eurasian markets are much less liquid and much more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is designed for long-term investing. An investment in the Fund involves the risk of losing money.

The Fund is subject to the following risks: the inability to sell securities due to illiquid markets; limited liquidity due to its concentration of investments in a concentrated area; lack of reliable financial information; settlement and custody problems may arise because there is no central registry of securities in the Region; increased risk of lower quality debt in the portfolio; leverage which exaggerates the effects of rises and falls in the markets; increased volatility of emerging market securities; risks of foreign securities; risks of rapid political and social change and the risk of concentrating a larger share of the Fund's assets in a single investment and the energy industry.




                                                  VAN ECK GLOBAL PROSPECTUS   15

TROIKA DIALOG FUND PERFORMANCE


TROIKA DIALOG FUND

Since August 1, 2001, Troika Dialog Asset Management (Cayman Islands) Ltd. has served as the investment adviser to the Fund. Historical performance results for the Fund are not shown because the Fund was advised by a different investment adviser.






16   VAN ECK GLOBAL PROSPECTUS

                                                    I. THE FUNDS / TROIKA DIALOG

TROIKA DIALOG FUND EXPENSES



This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.


  TROIKA DIALOG FUND
  SHAREHOLDER TRANSACTION EXPENSES

                                                                  CLASS A
  Maximum Sales Charge (imposed on purchases as
    a percent of offering price)                                   5.75%
  Maximum Deferred Sales Charge (load)
    (as a percentage)                                              0.00%

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management                                                       0.75%
  Administration Fees                                              0.25%
  Distribution (12b-1) Fees                                        0.50%
  Other Expenses                                                  14.59%

  TOTAL FUND OPERATING EXPENSES*                                  16.09%

  * After advisory fee waiver: Class A: 2.00%
    These fee waivers are not contractual and may be discontinued at the discretion of the Adviser.


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your account cost may be higher or lower, based upon these assumptions your cost would be as shown.

  EXPENSE EXAMPLE
  WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST


                         1 YEAR          3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  Class A                $2,007          $4,413          $6,315        $9,504





                                                  VAN ECK GLOBAL PROSPECTUS   17

6. U.S. GOVERNMENT MONEY FUND PROFILE



OBJECTIVE
U.S. Government Money Fund seeks safety of principal, daily liquidity and current income.

KINDS OF SECURITIES IN WHICH THE FUND INVESTS
As a matter of fundamental policy, at least 80% of the Fund's total assets will at all times be maintained in U.S. Government securities and repurchase agreements collateralized by such securities.

PRINCIPAL STRATEGIES
The Fund follows an operating policy, pursuant to a Securities and Exchange Commission ("SEC") rule, designed to maintain a constant net asset value of $1.00 per share by investing in U.S. Treasury bills, notes, bonds and other obligations guaranteed by the full faith and credit of the U.S. Government.

All securities in which the Fund invests have remaining maturities of 397 days or less at the date of purchase. The Fund maintains an average-weighted portfolio maturity of 90 days or less.

PRINCIPAL RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund can maintain a constant $1.00 per share price. An investment in the Fund may lose money. (See Chapter II.)




18   VAN ECK GLOBAL PROSPECTUS

                                            I. THE FUNDS / U.S. GOVERNMENT MONEY

U.S. GOVERNMENT MONEY FUND EXPENSES



This table shows certain fees and expenses you will incur as a Fund investor, either directly or indirectly.

  U.S. GOVERNMENT MONEY FUND
  SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS A
  Maximum Sales Charge (imposed on purchases as
    a percentage of offering price)                                0.00%


  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management/Administration Fees                                   0.50%
  Distribution (12b-1) Fees                                        0.25%
  Other Expenses                                                   0.48%

  TOTAL ANNUAL FUND OPERATING EXPENSES                             1.23%


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your account cost may be higher or lower, based upon these assumptions your cost would be as shown.

  EXPENSE EXAMPLE
  WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST


                          1 YEAR          3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
  Class A                  $125            $390            $676          $1,489





                                                  VAN ECK GLOBAL PROSPECTUS   19

II. ADDITIONAL INVESTMENT STRATEGIES


OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.


MARKET RISK

An investment in any of the Funds involves "market risk"--the risk that securities prices may go up or down.


OTHER INVESTMENT TECHNIQUES AND RISKS



ASSET-BACKED SECURITIES


FUNDS         Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund


DEFINITION    Represent pools of consumer loans unrelated to mortgages.

RISK Principal and interest payments depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.


BORROWING; LEVERAGE RISK


FUNDS Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund, Troika Dialog Fund

DEFINITION    Borrowing to invest more is called "leverage." The five Funds named above may borrow up to 30% of their net assets to buy more securities. International Investors Gold Fund may borrow up to 50% of net assets in emergencies. All the Funds must maintain assets equal to 300% of borrowings, and must sell securities to maintain that margin, even if the sale hurts the Funds' investment positions.


RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only via negotiated loan agreements with commercial banks or other institutional lenders.



20   VAN ECK GLOBAL PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES


COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)


FUNDS Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund


DEFINITION    These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK          Mortgage holders often refinance when interest rates fall;
              reinvestment of prepayments at lower rates can reduce the yield of the CMO. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Funds may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.


DEBT SECURITIES; CREDIT AND INTEREST RATE RISK


FUNDS Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund, U.S. Government Money Fund


DEFINITION    Debt securities are usually thought of as bonds, but debt may be issued in other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market" -- that is, they are traded by people other than their original issuers.

RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity). Low-quality issues are considered more likely to default or fail than high-quality issues. Some debt securities are unrated. Their likely performance has to be evaluated by a Fund Adviser.



                                                  VAN ECK GLOBAL PROSPECTUS   21

FUND POLICIES:
BASIC RISK MANAGEMENT RULES


ASIA DYNASTY FUND
GLOBAL HARD ASSETS FUND
GLOBAL LEADERS FUND
TROKIA DIALOG FUND
U.S. GOVERNMENT MONEY FUND


1. U.S. Government Money Fund will not invest more than 10% and Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund will not invest more than 15% of net assets in securities which are not readily marketable.



DEFENSIVE INVESTING

FUNDS         All except U.S. Government Money Fund

DEFINITION    A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S. or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost" -- i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. The Funds may not achieve their investment objective during periods of defensive investing.


DERIVATIVES

FUNDS         All except U.S Government Money Fund

DEFINITION    A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk -- that is called "hedging." The Funds also invest in derivatives for their investment value.

RISKS Derivatives bear special risks by their very nature. First, the Fund Advisers must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" -- by borrowing -- an unanticipated price move might result in the Fund losing more than its original investment.

              For a complete discussion of the kinds of derivatives the Funds use, and of their risks, please see the SAI.



22   VAN ECK GLOBAL PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES


DIRECT INVESTMENTS


FUNDS Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund

DEFINITION    Investments made directly with an enterprise via a shareholder or similar agreements--not via publicly traded shares or interests.
              Direct investments may involve high risk of substantial loss. Such positions may be hard to sell because they are not listed on an exchange, and prices of such positions may be unpredictable.


RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid, and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.

              The Funds will not invest more than 15% of assets in direct investments.


EMERGING MARKETS SECURITIES

FUNDS         All except U.S. Government Money Fund

DEFINITION    Securities of companies which are primarily in developing
              countries. (See "Foreign Securities," below, for basic information on foreign investing risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price, or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.




2. Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, and U.S. Government Money Fund will not purchase more than 10% of any class of securities of a company, or more than 10% of a company's outstanding securities. Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may purchase more than 10% of any non-voting class of securities. Asia Dynasty Fund and Global Leaders Fund will not invest more than 25% of the value of their total assets in any one industry.


3. The Funds will not invest more than 10% of their total assets in other investment companies.

4. U.S. Government Money Fund may borrow money for temporary or emergency purposes up to 10% of the value of its assets. If the Fund ever borrows more than 5% of such assets, it may not buy securities for investment.



                                                  VAN ECK GLOBAL PROSPECTUS   23

FUND POLICIES:
BASIC RISK MANAGEMENT RULES

INTERNATIONAL INVESTORS GOLD


1. The Fund will not buy securities of other investment companies except in the open market where no commissions or broker fees apply to a sponsor or dealer, and then not in excess of 10% of assets (mergers or acquisitions excepted).


2. The Fund will not invest more than 5% of assets in companies with less than three years continuous operation.



FOREIGN SECURITIES

FUNDS         All except U.S. Government Money Fund

DEFINITION    Securities issued by foreign companies, traded in foreign
              currencies, or issued by companies with most of their business interests in foreign countries.


RISK          Foreign investing involves greater risks than investing in U.S.
              securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. Foreign regulation of stock exchanges may be inadequate or irregular.


              Some of these risks may be reduced when Funds invest indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and others which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

              Russia: The Funds invest only in those Russian companies whose registrars have contracted to allow the Funds' Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.


INDEXED COMMERCIAL PAPER


FUNDS         Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund


DEFINITION    These Funds, for hedging purposes only, invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities, or other highly liquid securities equal in value to this commercial paper.



24   VAN ECK GLOBAL PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES


RISK Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.


INDUSTRY CONCENTRATION


FUNDS         International Investors Gold Fund, Troika Dialog Fund

DEFINITION    International Investors Gold Fund will invest at least 80% of its assets in the gold mining industry. Troika Dialog Fund will invest more than 25% of its assets in the oil and gas industry.

RISK Concentration of investments in a single industry may make the Funds more volatile than funds which are more diversified.


LACK OF RELIABLE FINANCIAL INFORMATION

FUNDS         Troika Dialog Fund

DEFINITION    Eurasian securities issuers are subject to different disclosure requirements than those of Western issuers.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.



LOANS OF PORTFOLIO SECURITIES


FUNDS Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund


DEFINITION    The Funds may lend their securities, up to one-third of the value of their portfolios, to broker-dealers. Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S.
              Government securities, or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.



                                                  VAN ECK GLOBAL PROSPECTUS   25

LOW RATED DEBT SECURITIES; JUNK BONDS


FUNDS         Asia Dynasty Fund, Global Hard Assets Fund, Troika Dialog Fund


DEFINITION    Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.



MARKET CONCENTRATION AND LIQUIDITY RISK

FUNDS         Troika Dialog Fund

DEFINITION    Concentration in a geographic area with limited securities market liquidity.

RISK Eurasian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers tend to represent a large percentage of market capitalization and trading volume. Due to these factors, the Fund's ability to concentrate its investments in the oil and gas industries and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity.



NON-DIVERSIFICATION RISK


FUNDS Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund, Troika Dialog Fund


DEFINITION    Under a definition provided by the Investment Company Act of 1940, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds.



26   VAN ECK GLOBAL PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES


PARTLY PAID SECURITIES

FUNDS         All


DEFINITION    Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer
              "takes over payments."


RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell.



POLITICAL RISK

FUNDS         Troika Dialog Fund

DEFINITION    Dramatic political and social change

RISK Many Eurasian countries have historically experienced dramatic political and social change. For example, since the breakup of the Soviet Union in 1991, Russia has been undergoing a rapid transition from centrally-controlled command system to a more market-oriented democratic model. Therefore, the Fund may be affected unfavorably by future political developments, social instability, changes in government policies, and other political and economic developments in Eastern Europe.



PRECIOUS METALS RISK

FUNDS         Global Hard Assets Fund, International Investors Gold Fund

DEFINITION    Gold, silver, platinum and palladium in the form of bullion and coins which have no numismatic (collectable) value. There is a well-established world market for precious metals.


RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. Under current U.S. tax law, the Funds may not receive more than 10% of their yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them--both may cause investment losses or lost opportunities for profit. The Funds also incur storage costs for bullion and coins.




                                                  VAN ECK GLOBAL PROSPECTUS   27

REAL ESTATE SECURITIES RISK


FUNDS         Global Hard Assets Fund

DEFINITION    The Fund may not invest in real estate directly, but may invest up to 50% of assets in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular. See "Real Estate Securities" in the SAI.


REPURCHASE AGREEMENTS

FUNDS         All

DEFINITION    In a repurchase agreement, a Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Funds enter into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," but it is generally small.



SETTLEMENT AND CUSTODY RISK

FUNDS         Troika Dialog Fund

DEFINITION    Custodians and transfer agents in Eastern Europe are not fully automated and are not all members of central registration systems.

RISK Ownership of shares in some Eurasian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. Since these banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.




28   VAN ECK GLOBAL PROSPECTUS

                                            II. ADDITIONAL INVESTMENT STRATEGIES


SHORT SALES


FUNDS         Global Hard Assets Fund, Troika Dialog Fund


DEFINITION    In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back and return it to the broker, making a profit.


RISK If the value of the security goes up, the Fund will have to buy it back at a loss to make good on the borrowing. The Fund is required to "cover" its short sales with collateral by depositing liquid high-quality securities in an account. (See the SAI for a complete definition of this account's liability.) This account cannot exceed 50% of the Fund's net assets.


WHEN-ISSUED DEBT SECURITIES

FUNDS         Troika Dialog Fund

DEFINITION    Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the waiting period so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund maintains reserves of cash or high quality securities to offset purchases of when-issued securities.






                                                  VAN ECK GLOBAL PROSPECTUS   29

III. SHAREHOLDER INFORMATION


HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE, HOW TO CHOOSE A CLASS OF SHARES; YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES AND MANAGEMENT OF THE FUNDS. (SEE THE SAI FOR ADDITIONAL INFORMATION).


1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

THROUGH A BROKER OR AGENT

We recommend that you use a broker or agent to buy, sell, exchange, or transfer shares for you. The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

THROUGH THE TRANSFER AGENT,
DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Funds' mailing address at DST is:
   Van Eck Global
   P.O. Box 218407
   Kansas City, MO 64121-8407

For overnight delivery:
   Van Eck Global
   210 W. 10th St., 8th Fl.
   Kansas City, MO 64105-1802

To telephone the Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

PURCHASE BY MAIL
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION -- PROCEEDS BY CHECK
1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

EXPEDITED REDEMPTION -- PROCEEDS BY WIRE
1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.



30   VAN ECK GLOBAL PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:

o    Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

o    The redemption is for $50,000 or more.

o    The redemption amount is wired.

o    The redemption amount is paid to someone other than the registered owner.

o The redemption amount is sent to an address other than the address of record.

o    The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

CHECK WRITING
If your account has the optional Redemption by Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege is only available to U.S. Government Money Fund shareholders and must be established in advance by Application. For further details, see the Application or call Account Assistance.

TELEPHONE EXCHANGE 1-800-345-8506


If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. (Shares originally purchased into the U.S. Government Money Fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.)


Exchanges of Class B and C shares are exempt from the redemption sales charge. All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.

WRITTEN EXCHANGES
Written requests for exchange must include:

o    The fund and account number to be exchanged out of.

o    The fund to be exchanged into.

o Directions to exchange "all shares" or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange."

TRANSFER OF OWNERSHIP
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.



                                                  VAN ECK GLOBAL PROSPECTUS   31

LIMITS AND RESTRICTIONS
MARKET TIMING LIMITS

Van Eck has a policy of discouraging short-term trading, particularly by market-timers, and may limit or reject purchase orders and exchanges at its discretion. Shareholders are limited to six exchanges per calendar year. Currently, limits are being waived for exchanges out of International Investors Gold Fund and the U.S. Government Money Fund as long as Van Eck believes that shareholders will not be materially disadvantaged. Although not generally imposed, each Fund has the ability to redeem its shares "in kind" by making payment in securities instead of dollars. For further details, contact Account Assistance.

UNAUTHORIZED TELEPHONE REQUESTS
Like most financial organizations, Van Eck, the Funds and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Funds, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.


AUTOMATIC SERVICES
AUTOMATIC INVESTMENT PLAN

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.


MINIMUM PURCHASE AND ACCOUNT VALUE
An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account making periodic contributions, for any account using the Automatic Investment Plan, or for any other periodic purchase program.

If the value of your account falls below $1000 after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.


HOW FUND SHARES ARE PRICED
The Funds buy or sell their shares at their net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Funds calculate NAV every day the New York Stock Exchange (NYSE) is open, as of the close of the NYSE, which is normally 4:00 p.m. Eastern Time. There are some exceptions, including these:

o You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated on the next available open day of the NYSE.



32   VAN ECK GLOBAL PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION



o The Funds have certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.

o Securities in which some of the Funds invest are traded in markets that close before that time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Funds' NAVs.

     However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.


Except for the U.S. Government Money Fund, the Funds value their assets at fair market value, when price quotes are available. Otherwise, the Funds' Board of Trustees determines fair market value in good faith. The U.S. Government Money Fund is valued at the amortized cost of its assets, no matter what the quoted prices of the Fund's securities may be.


2. HOW TO CHOOSE A SHARE CLASS

Some Funds offer Class A, B, or C Shares. Separate share classes allow you to choose the type of sales charge and 12b-1 fee schedule that is best for you. Please note that no money market fund is available for exchange with Class B and C Shares. Class B and C Shares automatically convert to Class A Shares eight years after each individual purchase. You, with your broker or agent, should review "Sales Charges," "Plan of Distribution (12b-1 Plan)," and the Fund's per share expenses in "Chapter I. The Funds" and "Chapter IV. Financial Highlights" in this prospectus before choosing a share class.

o    CLASS A Initial sales charge at time of purchase.

o CLASS B Contingent Deferred Sales Charge (CDSC) at time of redemption. The CDSC decreases yearly until it becomes zero in the seventh year.

o CLASS C Contingent Deferred Redemption Charge (CDRC) of 1% is charged on all redemptions during the first 12 months after purchase.




                                                  VAN ECK GLOBAL PROSPECTUS   33

3. SALES CHARGES


CLASS A SHARES SALES CHARGES
Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Troika Dialog Fund


                                 SALES CHARGE AS A PERCENTAGE OF          PERCENTAGE TO
DOLLAR AMOUNT OF PURCHASE     OFFERING PRICE    NET AMOUNT INVESTED     BROKERS OR AGENTS*

Less than $25,000                  5.75%               6.10%                   5.00%
$25,000 to $50,000                 5.00%               5.30%                   4.25%
$50,000 to $100,000                4.50%               4.70%                   3.90%
$100,000 to $250,000               3.00%               3.10%                   2.60%
$250,000 to $500,000               2.50%               2.60%                   2.20%
$500,000 to $1,000,000             2.00%               2.00%                   1.75%
$1,000,000 and over                None**

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

** For any single purchase of $1 Million or more of Class A shares, the Distributor may pay a finder's fee to eligible brokers and agents. For details, contact the Distributor.


CLASS B SHARES SALES CHARGES
Asia Dynasty Fund, Global Hard Assets Fund and Global Leaders Fund

SHAREHOLDERS TIME OF REDEMPTION     CONTINGENT DEFERRED SALES CHARGE (CSDC)+

During Year One                     5.0% of the lesser of NAV or purchase price
During Year Two                     4.0% of the lesser of NAV or purchase price
During Year Three                   4.0% of the lesser of NAV or purchase price
During Year Four                    3.0% of the lesser of NAV or purchase price
During Year Five                    2.0% of the lesser of NAV or purchase price
During Year Six                     1.0% of the lesser of NAV or purchase price
Thereafter                          None

Class B Broker/Agent Compensation: 4% of the amount purchased at time of investment.

+ Shares purchased before April 30, 1997 remain subject to the CDSC schedule in effect at the time of purchase. Shares will be redeemed in the following order
  (1) shares not subject to the CDSC (dividend reinvestment, etc.) (2) first in, first out.




34   VAN ECK GLOBAL PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


CLASS C SHARES SALES CHARGES

Global Hard Assets Fund

SHAREHOLDERS TIME OF REDEMPTION    CONTINGENT DEFERRED REDEMPTION CHARGE (CDRC)+

During Year One                    1.0% of the lesser of NAV or purchase price
Thereafter                         None

Class C Broker/Agent Compensation: 1% (.75 of 1% distribution fee and .25 of 1% service fee) of the amount purchased at time of investment.

+ Shares will be redeemed in the following order (1) shares not subject to the CDRC (dividend reinvestment, etc.) (2) first in, first out.


U.S. GOVERNMENT MONEY FUND
There is no sales charge on purchases of the U.S. Government Money Fund.





                                                  VAN ECK GLOBAL PROSPECTUS   35

REDUCED OR WAIVED SALES CHARGES
You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. The value of shares owned by an individual in Class A, B, and C of each of the Van Eck Funds (except for the U.S. Government Money Fund) may be combined for a reduced sales charge in Class A shares only.


FOR CLASS A SHARES
RIGHT OF ACCUMULATION
When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level you qualify for.

COMBINED PURCHASES
The combined amounts of your multiple purchases in the Funds on a single day determines the sales charge level you qualify for.

LETTER OF INTENT
If you plan to make purchases in the Funds within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

GROUP PURCHASES
If you are a member of a "qualified group," you may purchase shares of the Funds at the reduced sales charge applicable to the group as a whole. A qualified group (1) has more than 10 members, (2) has existed over six months, (3) has a purpose other than acquiring fund shares at a discount, (4) and has satisfied certain other criteria, including the use of the Automatic Investment Plan. For details, contact the Distributor.

PERSONS AFFILIATED WITH VAN ECK
Trustees, officers, and full-time employees (and their families) of the Funds, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST DEPARTMENTS
Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS
Certain foreign financial institutions that have agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors.

INSTITUTIONAL RETIREMENT PROGRAMS
Certain financial institutions who have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE
You have the one-time right to reinvest proceeds of a redemption from a Class A Fund into that Fund or another Class A Fund within 30 days without a sales charge, excluding the U.S. Government Money Fund. Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.



36   VAN ECK GLOBAL PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


MOVING ASSETS FROM ANOTHER MUTUAL FUND GROUP
You may purchase shares without a sales charge with the proceeds of a redemption made within three months from another mutual fund group not managed by Van Eck or its affiliates. The shares redeemed must have paid an initial sales charge in a Class A fund. Also, the financial representative of record must be the same on the Van Eck Fund account as for the other mutual fund redeemed.

FOR CLASS B AND C SHARES
DEATH OR DISABILITY
The redemption sales charge may be waived upon (1) death or (2) disability as defined by the Internal Revenue Code.

CERTAIN RETIREMENT DISTRIBUTIONS
The redemption sales charge may be waived for lump sum or other distributions from IRA, Keogh, and 403(b) accounts following retirement or at age 701/2. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.


4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a Van Eck Global shareholder, beginning in 2001, new regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.




                                                  VAN ECK GLOBAL PROSPECTUS   37

5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

RETIREMENT PLANS SPONSORED BY VAN ECK:

IRA
Roth IRA

Education IRA
SEP IRA

403(b)(7)
Qualified (Pension and Profit Sharing) Plans


6. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN DISTRIBUTIONS YOU RECEIVE
For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale of Fund shares. It is therefore a taxable event.


NON-RESIDENT ALIENS
Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains or redemption proceeds if non-resident alien status is properly certified.




38   VAN ECK GLOBAL PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


7. DIVIDENDS AND CAPITAL GAINS

If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.

DIVIDEND AND CAPITAL GAIN SCHEDULE

FUND                                DIVIDENDS AND SHORT-TERM       LONG-TERM
                                    CAPITAL GAINS                  CAPITAL GAINS


Asia Dynasty Fund                   June/December                  December
Global Hard Assets Fund             June/December                  December
Global Leaders Fund                 June/December                  December
International Investors Gold Fund   March/June/September/December  December
Troika Dialog Fund                  December                       December
U.S. Government Money Fund          Daily Accrual, paid monthly    December



DIVIDEND AND CAPITAL GAIN REINVESTMENT PLAN
Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

DIVMOVE
You can have your cash dividends from a Class A Fund automatically invested in another Class A fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.





                                                  VAN ECK GLOBAL PROSPECTUS   39

8. MANAGEMENT OF THE FUNDS



      INVESTMENT ADVISER                    INVESTMENT ADVISER                        SUB-ADVISER
Troika Dialog Asset Management,              AND ADMINISTRATOR              Fiduciary International, Inc.,
     (Cayman Islands) Ltd.            Van Eck Associates Corporation,              600 Fifth Avenue,
     4, Romanov Pereulok,                     99 Park Avenue          <---   New York, NY 10020, serves as
    Moscow, Russia 103009,                  New York, NY 10016,                sub-investment adviser to
 serves as investment adviser               manages investment               Global Leaders Fund. FII is a
    to Troika Dialog Fund.               operations of the Funds,               wholly owned subsidiary
                                        except Troika Dialog Fund.            of Franklin Resources, Inc.
                     \
                       \                            |
                         \                          |
                           \                       \ /                             INDEPENDENT AUDITORS
                             \                                                      Ernst & Young LLP,
                               >                 THE TRUST                          Five Times Square,
                                             "The Trust" is a                       New York, NY 10036,
                                               Massachusetts                     provides audit services,
                                         business trust consisting             consultation and advice with
                                              of the Van Eck         <-----        respect to financial
                                           Funds listed in this                  information in the Funds'
                                         prospectus ("Funds"). The              filings with the Securities
                                             Board of Trustees                   and Exchange Commission,
                                            manages the Funds'                  consults with the Trust on
                                           business and affairs.                 accounting and financial
                                                                              reporting matters and prepares
                                         /           |         \                  the Funds' tax returns.
                                       /             |           \
                                     /               |             \
                                   <                 |
                      DISTRIBUTOR                    |                       TRANSFER AGENT
    Van Eck Securities Corporation, 99 Park Avenue,  |          DST Systems, Inc., 210 West 10th Street,
       New York, NY 10016 distributes the Funds      |              8th Floor, Kansas City, MO 64105,
          and is wholly owned by the Adviser.        |            serves as the Funds' transfer agent.

                                                    \ /

                                                CUSTODIAN
                                   State Street Bank and Trust Company
                                           225 Franklin Street
                                            Boston, MA 02110
                                holds Fund securities and settles trades.




40   VAN ECK GLOBAL PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION



INFORMATION ABOUT FUND MANAGEMENT
INVESTMENT ADVISERS

VAN ECK ASSOCIATES CORPORATION, 99 Park Avenue, New York, NY 10016, (the "Adviser") serves as investment adviser to each of the Funds, except Troika Dialog Fund. Van Eck has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds registered with the SEC as well as managing and advising other accounts and pension plans.

TROIKA DIALOG ASSET MANAGEMENT (CAYMAN ISLANDS) LTD. (OTDAMO), 4 Romanov Pereulok, 4th Floor, Moscow, Russia 103009, serves as investment adviser to the Troika Dialog Fund. TDAM provides investment advice and management to Troika Dialog Fund. TDAM is a majority owned subsidiary of The Bank of Moscow. TDAM and its affiliates have advised investment companies in both Russia and the United States. The Bank of Moscow is controlled by the City of Moscow.


FEES PAID TO THE ADVISER: Asia Dynasty Fund and Global Leaders Fund each pay the Adviser a monthly fee at the rate of 0.75% of average daily net assets. Global Hard Assets Fund pays the Adviser a monthly fee at the rate of 1% of average daily net assets, which includes accounting and administrative services provided to the Fund. International Investors Gold Fund pays the Adviser a monthly fee at the rate of 0.75 of 1% of the first $500 million of the average daily net assets of the Fund; 0.65 of 1% of the next $250 million of the average daily net assets and 0.50 of 1% of the average daily net assets in excess of $750 million. U.S. Government Money Fund pays the Advisor a monthly fee at the annual rate of 0.50 of 1% of the first $500 million of average daily net assets, 0.40 of 1% of the next $250 million and .375 of 1% of average daily net assets in excess of $750 million.


The Adviser also performs accounting and administrative services for Asia Dynasty, Global Leaders, and International Investors Gold Funds. For these services, the Adviser is paid a monthly fee at the rate of .25% per year of the average daily net assets on the first $500 million in Asia Dynasty and Global Leaders Fund, or at the rate of .25% per year on the first $750 in International Investors Gold Fund, and .20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

FEES PAID TO TDAM: Troika Dialog Fund pays TDAM a monthly fee at the rate of 0.75% of average daily net assets. TDAM pays Van Eck Securities (the "Distributor") a monthly fee of .25% out of its own assets for marketing and other promotional services. The Distributor also performs accounting and administrative services for Troika Dialog Fund. For these services, the Distributor is paid a monthly fee at the rate of .25% per year of the average daily net assets.

SUB-INVESTMENT ADVISER: Fiduciary International Inc. (FII), 600 Fifth Avenue, New York, NY 10020, serves as sub-investment adviser to the Global Leaders Fund and manages its investment operations. FII is a wholly owned subsidiary of Franklin Resources, Inc. The Adviser pays FII a monthly fee of .50% per year of the average daily net assets of the Fund.

PORTFOLIO MANAGERS
ASIA DYNASTY FUND: DAVID A. SEMPLE.
Mr. Semple is an Investment Director of Van Eck. He is also portfolio manager of another mutual fund advised by the Adviser. He joined Van Eck in 1998, and has been in the investing business for 12 years as a manager and analyst.

GLOBAL LEADERS FUND: SHEILA HARTNETT-DEVLIN,
DAVID J. BURNS.
Ms. Hartnett-Devlin and Mr. Burns are employed by FII, which serves as sub-adviser to the Fund. FII is an indirect subsidiary of Fiduciary Trust Company International ("FTCI"). Ms. Hartnett-Devlin joined Fiduciary Trust Company in 1980. She has 25 years of experience in investing. Mr. Burns joined Fiduciary in 2000 and has over ten years of investment experience.

GLOBAL HARD ASSETS FUND is managed by a team of advisers, analysts and strategists.

DEREK S. VAN ECK is Director of Global Investments and President of the Adviser. Mr. van Eck serves as Trustee and officer of the Trust and a trustee, office and/or portfolio manager of other mutual funds advised or sub-advised by the Adviser. He has 16 years of experience in investing.

SAMUEL R. HALPERT is an analyst for the Global Hard Assets Fund. He joined Van Eck in 2000 and has seven years of investment experience.

JOSEPH M. FOSTER is portfolio strategist for the Global Hard Assets Fund. Mr. Foster is also part of the team responsible for managing other mutual funds advised by the Adviser. He has over 20 years of experience in the investment/gold-mining industry.




                                                  VAN ECK GLOBAL PROSPECTUS   41

INTERNATIONAL INVESTORS GOLD FUND is managed by a team of advisers, analysts and strategists.

JOSEPH M. FOSTER is portfolio strategist for the International Investors Gold Fund. Mr. Foster is also part of the team responsible for managing other mutual funds advised by the Adviser. He has over 20 years of experience in the investment/gold-mining industry.

TROIKA DIALOG FUND: TIMOTHY D. MCCARTHY, PAVEL TEPLUKHIN, OLEG LARICHEV.
Mr. McCarthy is Portfolio Manager of the Van Eck Troika Dialog Fund. He joined Troika Dialog, Moscow in July, 1998. Prior to May, 1998 he was an Executive Director with Alfa Asset Management, Moscow. From January, 1995 to March, 1997 he was co-founder and director of Capital Regent Securities, a Moscow based investment and advisory firm. He has six years of experience in investing. Dr. Teplukhin is a member of the portfolio management team that manages the Van Eck Troika Dialog Fund. From 1993 to 1996, Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation. He has eight years of experience in investing. Mr. Larichev is a member of the portfolio management team that manages the Van Eck Troika Dialog Fund. He has been associated with Troika Dialog, Moscow since September, 1996. Prior to September, 1996 he was an economics expert with the Russian European Center for Economic Policy. He has five years of experience in investing.

U.S. GOVERNMENT MONEY FUND: GREGORY F. KRENZER.
Mr. Krenzer serves as a research analyst for the Adviser specializing in global fixed income securities and is the co-portfolio manager of another Fund advised by Van Eck. He joined Van Eck in 1994 and has eight years of experience in the investment business as an analyst.

PLAN OF DISTRIBUTION (12b-1 PLAN)
Each of the Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. Of the amounts expended under the plan for the fiscal year ended December 31, 2001 for all Funds, approximately 59% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 31% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund's assets on an on-going basis over time, these fees may cost you more than paying other types of sales charges.


For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

VAN ECK FUNDS ANNUAL 12b-1 SCHEDULE
expressed in basis points (bps)*

                                FEE TO FUND     PAYMENT
                                               TO DEALER


ASIA DYNASTY FUND-A               50 bps        25 bps
ASIA DYNASTY FUND-B              100 bps        25 bps
GLOBAL HARD ASSETS FUND-A         50 bps        25 bps
GLOBAL HARD ASSETS FUND-B        100 bps        25 bps
GLOBAL HARD ASSETS FUND-C        100 bps       100 bps**
GLOBAL LEADERS FUND-A             50 bps        25 bps
GLOBAL LEADERS FUND-B            100 bps        25 bps
INTERNATIONAL INVESTORS
 GOLD FUND-A                      25 bps        25 bps
TROIKA DIALOG FUND                50 bps        25 bps
U.S. GOVERNMENT MONEY FUND        25 bps        25 bps


 * A basis point (bp) is a unit of measure in the financial industry. One bp equals .01 of 1% (1% = 100 bps).

** Class C payment to brokers or agents begins to accrue after the 12th month following the purchase trade date. Each purchase must age that long or there is no payment.



THE TRUST
For more information on the Trust, the Trustees and the officers of the Trust, see "The Trust" and "Trustees and Officers" in the SAI.


EXPENSES
Each Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Trust. Many of these expenses are shown in tables in Chapter I, "The Funds," or in Chapter IV, "Financial Highlights." For a more complete description of Fund expenses, please see "Expenses" in the SAI.



42   VAN ECK GLOBAL PROSPECTUS

IV. FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report indicated an unqualified opinion.


1. ASIA DYNASTY FUND


FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEAR ENDED DECEMBER 31,
                                                 2001        2000          1999         1998        1997
                                              -------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $6.97       $14.60         $7.80        $7.82       $13.21
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                             (0.11)       (0.18)        (0.11)(c)    (0.01)       (0.28)
Net Gain (Loss) on
  Investments (both Realized and Unrealized)    (0.27)       (6.77)         9.35        (0.01)       (3.82)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                (0.38)       (6.95)         9.24        (0.02)       (4.10)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from Capital Gains                   --        (0.68)        (2.44)          --        (1.15)
Tax Return of Capital                              --           --            --           --        (0.14)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                --        (0.68)        (2.44)          --        (1.29)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                 $6.59        $6.97        $14.60        $7.80        $7.82
-----------------------------------------------------------------------------------------------------------
Total Return (a)                                (5.45)%     (47.60)%      118.46%       (0.26)%     (32.10)
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)               $11,843      $14,062       $31,385      $10,685      $12,873
Ratio of Gross Expenses
 to Average Net Assets                           3.23%        2.63%         2.82%        3.13%        2.38%
Ratio of Net Expenses
 to Average Net Assets                           3.19%(d)     2.50%(d)      2.82%        2.43%(b)     2.38%
Ratio of Net Investment Loss
 to Average Net Assets                          (1.50)%      (1.49)%       (1.03)%      (0.09)%      (0.76)%
Portfolio Turnover Rate                        105.78%      113.88%       172.18%      121.96%      200.45%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee arrangement and/or directed brokerage arrangement.
(c) Based on average shares outstanding.
(d) Net of interest expense.




                                                  VAN ECK GLOBAL PROSPECTUS   43

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report indicated an unqualified opinion.


1. ASIA DYNASTY FUND


FINANCIAL HIGHLIGHTS
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEAR ENDED DECEMBER 31,
                                                 2001        2000          1999         1998        1997
                                              -------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $6.55       $13.90         $7.54        $7.63       $13.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                             (0.14)       (0.23)        (0.24)(c)    (0.07)       (0.30)
Net Gains (Loss) on
  Investments (both Realized and Unrealized)    (0.23)       (6.44)         9.04        (0.02)       (3.86)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                (0.37)       (6.67)         8.80        (0.09)       (4.16)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from Capital Gains                   --        (0.68)        (2.44)          --        (1.15)
Tax Return of Capital                              --           --            --           --        (0.14)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                --        (0.68)        (2.44)          --        (1.29)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                 $6.18        $6.55        $13.90        $7.54        $7.63
-----------------------------------------------------------------------------------------------------------
Total Return (a)                                (5.65)%     (47.99)%      116.71%       (1.18)%     (32.87)
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                $4,034       $6,406       $12,019       $4,942       $6,914
Ratio of Gross Expenses
 to Average Net Assets                           3.53%        3.31%         3.89%        3.83%        3.00%
Ratio of Net Expenses
 to Average Net Assets                           3.49%(d)     3.18%(d)      3.89%        3.14%(b)     3.00%
Ratio of Net Investment Loss
 to Average Net Assets                          (1.79)%      (2.15)%       (2.21)%      (0.79)%      (1.36)%
Portfolio Turnover Rate                        105.78%      113.88%       172.18      %121.96%      200.45%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee arrangement and/or directed brokerage arrangement.
(c) Based on average shares outstanding.
(d) Net of interest expense.





44   VAN ECK GLOBAL PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report indicated an unqualified opinion.


2. GLOBAL HARD ASSETS FUND


FINANCIAL HIGHLIGHTS
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                  YEAR ENDED DECEMBER 31,
                                                 2001        2000          1999         1998        1997
                                              -------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $13.08        $12.01       $10.34       $15.50       $14.42
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    (0.03)        0.08          0.07         0.10         0.05
Net Gain (Loss) on
  Investments (both Realized and Unrealized)    (1.09)        0.99          1.65        (5.09)        2.01
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.12)        1.07          1.72        (4.99)        2.06
-----------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from
  Net Investment Income                            --           --         (0.01)       (0.15)       (0.02)
Net Distributions from
  Capital Gains                                    --           --            --        (0.02)       (0.96)
Tax Return of Capital                              --           --         (0.04)          --           --
-----------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                    --           --         (0.05)       (0.17)       (0.98)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                $11.96       $13.08        $12.01       $10.34       $15.50
-----------------------------------------------------------------------------------------------------------
Total Return (a)                                (8.56)%       8.91%        16.64%      (32.25)%      14.29%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)               $49,244      $13,581       $17,757      $22,969      $61,341
Ratio of Gross Expenses
 to Average Net Assets                           2.76%        2.52%         2.89%        2.11%        2.00%
Ratio of Net Expenses to Average
 Net Assets (b)(d)                               2.58%(c)     2.00%(c)      2.00%(c)     2.00%        1.97%
Ratio of Net Investment Income (Loss)
to Average Net Assets                           (0.51)%(c)    0.49%(c)      0.49%(c)     0.58%        0.36%
Portfolio Turnover Rate                        264.89%       91.27%       195.00%      167.79%      118.10%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.08%, 0.43% and 0.84%, respectively.
(d) Net of interest expense.




                                                  VAN ECK GLOBAL PROSPECTUS   45

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report indicated an unqualified opinion.


2. GLOBAL HARD ASSETS FUND


FINANCIAL HIGHLIGHTS
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                  YEAR ENDED DECEMBER 31,
                                                 2001        2000          1999         1998        1997
                                              -------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $12.98       $12.00        $10.37       $15.60       $14.50
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    (0.16)       (0.02)        (0.03)        0.01        (0.01)
Net Gain (Loss) on
  Investments (both Realized and Unrealized)    (1.02)        1.00          1.66        (5.08)        2.00
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.18)        0.98          1.63        (5.07)        1.99
-----------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from
  Net Investment Income                            --           --            --        (0.14)          --
Net Distributions from
  Capital Gains                                    --           --            --        (0.02)       (0.89)
Tax Return of Capital                              --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                    --           --            --        (0.16)       (0.89)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                $11.80       $12.98        $12.00       $10.37       $15.60
-----------------------------------------------------------------------------------------------------------
Total Return (a)                                (9.09)%       8.17%        15.72%      (32.55)%      13.72%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                $2,669       $3,438        $5,029       $5,580      $10,541
Ratio of Gross Expenses
 to Average Net Assets                           3.32%        3.35%         3.79%        2.81%        2.73%
Ratio of Net Expenses to Average
 Net Assets (b)(d)                               3.08%(c)     2.75%(c)      2.71%(c)     2.50%        2.50%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                          (1.01)%(c)   (0.23)%(c)    (0.23)%(c)    0.12%       (0.13)%
Portfolio Turnover Rate                        264.89%       91.27%       195.00%      167.79%      118.10%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class B are 0.12%, 0.51% and 1.03%, respectively.
(d) Net of interest expense.



46   VAN ECK GLOBAL PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report indicated an unqualified opinion.


2. GLOBAL HARD ASSETS FUND


FINANCIAL HIGHLIGHTS
FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                  YEAR ENDED DECEMBER 31,
                                                 2001        2000          1999         1998        1997
                                              -------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $13.01       $12.04        $10.40       $15.64       $14.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    (0.14)       (0.02)        (0.03)        0.01        (0.01)
Net Gain (Loss) on
  Investments (both Realized and Unrealized)    (1.00)        0.99          1.67        (5.09)        2.00
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                (1.14)        0.97          1.64        (5.08)        1.99
-----------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from
  Net Investment Income                            --           --            --        (0.14)          --
Net Distributions from
  Capital Gains                                    --           --            --        (0.02)       (0.87)
Tax Return of Capital                              --           --            --           --           --
-----------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                    --           --            --        (0.16)       (0.87)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                $11.87       $13.01        $12.04       $10.40       $15.64
-----------------------------------------------------------------------------------------------------------
Total Return (a)                                (8.83)%       8.06%        15.77%      (32.53)%      13.71%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                $2,066       $2,697        $3,223       $4,011       $8,698
Ratio of Gross Expenses
 to Average Net Assets                           3.20%        3.82%         4.15%        3.00%        2.94%
Ratio of Net Expenses to Average
 Net Assets (b)(d)                               3.08% (c)    2.75%(c)      2.71%(c)     2.50%        2.50%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                          (0.73)%(c)   (0.23)%(c)    (0.22)%(c)    0.11%       (0.15)%
Portfolio Turnover Rate                        264.89%       91.27%       195.00%      167.79%      118.10%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement
(c) For the years ended 2001, 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class C are 0.00%, 0.98% and 1.39%, respectively.
(d) Net of interest expense.




                                                  VAN ECK GLOBAL PROSPECTUS   47

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report indicated an unqualified opinion.


3. GLOBAL LEADERS FUND


FINANCIAL HIGHLIGHTS
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEAR ENDED DECEMBER 31,
                                                 2001        2000          1999         1998        1997
                                              ----------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $8.98       $13.49        $10.78       $10.38       $10.37
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    (0.09)       (0.16)        (0.06)        0.02         0.10
Net Gain on Investments
  (both Realized and Unrealized)                (2.37)       (2.73)         3.59         2.07         1.43
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (2.46)       (2.89)         3.53         2.09         1.53
--------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from
  Net Investment Income                            --(f)        --(f)         --           --        (0.08)(c)
Distributions from
  Capital Gains                                 (0.05)       (1.62)        (0.82)       (1.61)       (1.43)
Tax Return of Capital                              --           --            --        (0.08)       (0.01)
--------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                 (0.05)       (1.62)        (0.82)       (1.69)       (1.52)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                 $6.47        $8.98        $13.49       $10.78       $10.38
--------------------------------------------------------------------------------------------------------------
Total Return (a)                              ($27.32)%     (21.88)%       32.83%       20.65%       14.77%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)               $13,032      $23,990       $33,070      $27,461      $24,630
Ratio of Gross Expenses
 to Average Net Assets                           2.45%        2.15%         2.20%        2.32%        2.45%
Ratio of Net Expenses
 to Average Net Assets(b)                        2.00%(d)(e)  2.00%(d)(e)   2.00%        2.00%        2.00%(c)
Ratio of Net Investment Income (Loss)
 to Average Net Assets                          (0.95)%(e)   (1.35)%(e)    (0.48)%(e)    0.85%        0.85%(c)
Portfolio Turnover Rate                         55.95%       97.61%        86.14%       87.79%       78.07%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c) Net of foreign taxes withheld (to be included in income claimed as a tax credit on deduction by shareholder for federal income tax purposes) of $0.01 in 1997.
(d) Net of interest expense.


(e) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class A are 0.42%, 0.12% and 0.20%, respectively.
(f) Amount represents less than $0.005 per share.




48   VAN ECK GLOBAL PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report indicated an unqualified opinion.


3. GLOBAL LEADERS FUND


FINANCIAL HIGHLIGHTS
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEAR ENDED DECEMBER 31,
                                                 2001        2000          1999         1998        1997
                                              ----------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $8.78       $13.31        $10.67       $10.31       $10.32
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    (0.14)       (0.19)        (0.12)          --         0.04
Net Gain on Investments
  (both Realized and Unrealized)                (2.30)       (2.72)         3.56         2.02         1.43
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                (2.44)       (2.91)         3.44         2.02         1.47
--------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from
  Net Investment Income                            --           --            --           --        (0.03)
Distributions from
  Capital Gains                                 (0.05)       (1.62)        (0.80)       (1.61)       (1.45)
Tax Return of Capital                              --           --            --        (0.05)          --
--------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                 (0.05)       (1.62)        (0.80)       (1.66)       (1.48)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                 $6.29        $8.78        $13.31       $10.67       $10.31
--------------------------------------------------------------------------------------------------------------
Total Return (a)                               (27.72)%     (22.33)%       32.27%       20.07%       14.26%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                $2,410       $4,841        $6,442       $6,039       $5,055
Ratio of Gross Expenses
 to Average Net Assets                           3.53%        3.00%         3.21%        3.25%        2.51%
Ratio of Net Expenses
 to Average Net Assets (b)                       2.50%(d)(e)  2.50%(d)(e)   2.50%        2.50%        2.50%(c)
Ratio of Net Investment Income (Loss)
 to Average Net Assets                          (1.45)%(e)   (1.86)%(e)    (0.94)%(e)    0.36%        0.36%(c)
Portfolio Turnover Rate                         55.95%       97.61%        86.14%       87.79%       78.07%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.
(c) Net of foreign taxes withheld (to be included in income claimed as a tax credit on deduction by shareholder for federal income tax purposes) of $0.01 in 1997.
(d) Net of interest expense.


(e) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the three years, for Class B are 0.99%, 0.47% and 0.71%, respectively.




                                                  VAN ECK GLOBAL PROSPECTUS   49

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report indicated an unqualified opinion.


4. INTERNATIONAL INVESTORS GOLD FUND


FINANCIAL HIGHLIGHTS
For a Class A Share outstanding throughout each year:

                                                                  YEAR ENDED DECEMBER 31,
                                                 2001        2000           1999         1998        1997
                                              ---------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $4.45        $5.73          $6.59        $7.54       $11.90
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.01         0.00(e)        0.03         0.06         0.09
Net Loss on Investments
  (both Realized and Unrealized)                 0.91        (1.27)         (0.84)       (0.95)       (4.36)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 0.92        (1.27)         (0.81)       (0.89)       (4.27)
-------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from
  Net Investment Income                         (0.01)          --          (0.05)       (0.06)       (0.09)
Distributions from
  Capital Gains                                    --           --             --           --           --
Tax Return of Capital                              --        (0.01)            --           --           --
-------------------------------------------------------------------------------------------------------------
Total Dividends & Distributions                 (0.01)       (0.01)         (0.05)       (0.06)       (0.09)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                 $5.36        $4.45          $5.73        $6.59        $7.54
-------------------------------------------------------------------------------------------------------------
Total Return (a)                                20.74%      (22.18)%       (12.37)%     (11.87)%     (36.00)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)              $121,767     $116,513       $169,045     $238,639     $232,944
Ratio of Gross Expenses
 to Average Net Assets                           2.25%        2.30%          2.09%        1.78%        1.52%
Ratio of Net Expenses
 to Average Net Assets                           2.17%(c)     2.17%(b)(c)(d) 2.08%(b)(d)  1.76%        1.47%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                           0.09%(d)     0.08%(d)       0.46%(d)     0.99%        0.90%
Portfolio Turnover Rate                        108.97%       65.41%         94.67%       86.65%       19.99%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee or directed brokerage arrangement.
(c) Net of interest expense.


(d) For the years ended 2001, 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement, for each of the three years, are 0.00%, 0.02% and 0.01%, respectively.
(e) Amount represents less than $0.01 per share.




50   VAN ECK GLOBAL PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001 and 2000 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Troika Dialog Fund (formerly Emerging Markets Vision Fund) on August 1, 2001 the Fund changed its name from Emerging Markets Vision Fund to Troika Dialog Fund. The Fund also changed its investment objectives and policies as well as its investment adviser.

5. TROIKA DIALOG FUND

FINANCIAL HIGHLIGHTS
For a Class A share outstanding throughout each year:

                                                                      YEAR ENDED     APRIL 7, 2000(a)
                                                                     DECEMBER 31,     TO DECEMBER 31,
                                                                        2001(e)            2000
                                                                   ----------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                                   $6.24            $10.00
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                             0.01             (0.01)
Net Gain (Loss) on Investments (both Realized and Unrealized)            1.77             (3.75)
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                                         1.78             (3.76)
-----------------------------------------------------------------------------------------------------
Distribution from Net Investment Income                                 (0.02)               --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                                         $8.00             $6.24
-----------------------------------------------------------------------------------------------------
Total Return (b)                                                        28.59%           (37.60)%
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                                        $1,458              $756
Ratio of Gross Expenses to Average Net Assets                           16.09%            10.11%(d)
Ratio of Net Expenses to Average Net Assets (c)                          2.00%(f)          2.00%(d)
Net Effect of Advisory Fee Waiver to Average Net Assets                 14.08%             8.11%(d)
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                                   0.15%            (0.10)%(d)
Portfolio Turnover Rate                                                237.24%            74.01%

(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by an Advisory fee waiver arrangement.
(d) Annualized.
(e) The new advisory agreement dated August 1, 2001 names Troika Dialog Asset Management Ltd. as the adviser to the Troika Dialog Fund.
(f) Net of interest expense.




                                                  VAN ECK GLOBAL PROSPECTUS   51

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2001, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report indicated an unqualified opinion.

6. U.S. GOVERNMENT MONEY FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                  YEAR ENDED DECEMBER 31,
                                                 2001        2000           1999         1998        1997
                                              -------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $1.00        $1.00         $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.02         0.05          0.03         0.04         0.04
LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from Net Investment Income            (0.02)       (0.05)        (0.03)       (0.04)       (0.04)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  End of Period                                 $1.00        $1.00         $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------------
Total Return (a)                                 2.21%        4.77%         3.43%        3.88%        3.77%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)               $46,069      $73,797       $97,443      $47,222      $76,650
Ratio of Gross Expenses
 to Average Net Assets                           1.23%        1.10%         1.15%        1.20%        1.28%
Ratio of Net Expenses
 to Average Net Assets                           1.21%(b)       --            --           --           --
Ratio of Net Investment Income
 to Average Net Assets                           2.71%(c)     4.80%         3.68%        3.89%        3.91%

(a) Total return is calculated assuming an initial investment value made at the net asset value at the beginning of the year, distributions at net asset value during the year and a redemption on the last day of the year.
(b) After expenses reduced by an Advisory fee waiver arrangement.
(c) For the year ended 2001, the net effect of the Advisory expense reimbursement arrangement is 0.02%.





52   VAN ECK GLOBAL PROSPECTUS

                                  VAN ECK FUNDS
                      99 PARK AVENUE, NEW YORK, N.Y. 10016
                 SHAREHOLDER SERVICES: TOLL FREE (800) 544-4653
                                 www.vaneck.com


Van Eck Funds (the "Trust" or the "Funds") is a mutual fund consisting of six separate series: Asia Dynasty Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), Global Leaders Fund (Class A and B), International Investors Gold Fund (Class A), Troika Dialog Fund (Class A), and U.S. Government Money Fund (together, the "Funds").



                                TABLE OF CONTENTS


                                                                            PAGE
General Information .......................................................   1
Investment Objectives And Policies ........................................   1
Risk Factors ..............................................................   5
   Investing In Foreign Securities ........................................   5
   Emerging Markets Securities ............................................   7
   Foreign Currency Transactions ..........................................   8
   Futures And Options Transactions .......................................   9
   Indexed Securities And Structured Notes ................................  11
   Mortgage-Backed Securities .............................................  11
   Real Estate Securities .................................................  11
   Commercial Paper .......................................................  12
   Debt Securities ........................................................  12
   Derivatives ............................................................  13
   Currency Swaps .........................................................  13
   Short Sales ............................................................  13
   Direct Investments .....................................................  14
   Repurchase Agreements ..................................................  14
   Rule 144a Securities and Section 4(2) Commercial Paper .................  14
Investment Restrictions ...................................................  15
Investment Advisory Services ..............................................  19
The Distributor ...........................................................  20
Portfolio Transactions And Brokerage ......................................  22
Trustees And Officers .....................................................  25
Valuation Of Shares .......................................................  30
Exchange Privilege ........................................................  32
Tax-Sheltered Retirement Plans ............................................  32
Investment Programs .......................................................  35
Taxes .....................................................................  36
Redemptions In Kind .......................................................  39
Performance ...............................................................  39
Additional Information ....................................................  42
Financial Statements ......................................................  42
Appendix ..................................................................  43
Market Index Descriptions .................................................  46

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus, dated May 1, 2002 (the "Prospectus") which is available at no charge upon written or telephone request to the Trust at the address or telephone number at the top of this page.


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2002

                               GENERAL INFORMATION


     Van Eck Funds (the "Trust" or the "Funds") is an open-end management investment company organized as a "business trust" under the laws of The Commonwealth of Massachusetts on April 3, 1985. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently six series of Van Eck Funds: Asia Dynasty Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), Global Leaders Fund (Class A and B), International Investors Gold Fund (Class A), Troika Dialog Fund (Class A), and U.S. Government Money Fund, each of which commenced operations as a series of Van Eck Funds.


     International Investors Gold Fund was formerly a mutual fund incorporated under the laws of the state of Delaware under the name of International Investors Incorporated. International Investors Incorporated was reorganized as a series of the Trust on April 30, 1991. International Investors Incorporated had been in continuous existence since 1955, and had been concentrating in gold mining shares since 1968.

     The Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund, International Investors Gold Fund are classified as non-diversified funds under the Investment Company Act of 1940 ("1940 Act"). Asia Dynasty Fund is a diversified fund.


     Troika Dialog Fund was formerly Emerging Markets Vision Fund. The Fund changed its investment adviser and investment objectives on August 1, 2001. The Fund, which originally was invested in emerging markets, is now seeking capital appreciation by investing in the equity securities of Eurasian companies.


     Van Eck Associates Corporation (the "Adviser") serves as investment adviser to all the Funds except Troika Dialog Fund. Fiduciary International, Inc. (OFIIO) serves as sub-investment adviser to the Global Leaders Fund. Troika Dialog Asset Management (Cayman Islands) Ltd. ("TDAM") is the investment adviser to the Van Eck Troika Dialog Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

ASIA DYNASTY FUND


     Asia Dynasty Fund may invest at least 80% of its total assets in equity securities, warrants and equity options of companies located in, or expected to benefit from the developmental growth of the economies of countries located in the Asian region ("Asia Growth Companies"). The 80% policy is not a fundamental policy of the Fund and the percentage of the Fund's total assets to be invested in equity securities may be changed upon notice to shareholders and a majority vote of the Board of Trustees. If the Fund intends to change the 80% policy, the Fund will provide shareholders with at least 60 days' prior notice of such change. Any notice of a change will be made in accordance with Rule 35d-1 (c) under the Act. Asia Growth Companies consist of companies that (a) are located in or whose securities are principally traded in an "Asian Region" country, as defined below, (b)(i) have at least 50% of their assets in one or more countries located in the Asian Region, or (ii) derive at least 50% of their gross sales revenues or profits from providing goods or services to, from, or within one or more countries located in the Asian Region, or (c) have manufacturing or other operations in China that are significant to such companies. These investments are typically listed on stock exchanges or traded in the over-the-counter markets in Asian Region countries, but may be traded on exchanges or in markets outside the Asian Region. Similarly, the principal offices of these countries may be located outside these countries. These countries include Peoples Republic of China ("China"), Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Myanmar, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam and, when the Fund is in a defensive posture, Australia, Japan and New Zealand. Currently, the Fund does not consider Australia, Japan and New Zealand to be part of the Asian Region. The countries constituting the Asian Region may be changed by the Board without shareholder approval. Equity securities for purposes of the 80% policy include common and preferred stocks, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country, convertible preferred stocks and convertible debt instruments. Debt securities issued by Asia Growth Companies are typically unrated. The Fund may buy and sell financial futures contracts and options on financial futures contracts, forward currency contracts and put or call options on securities, securities indices and foreign currencies and foreign currency swaps. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).


     The securities industry in China, and laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China and certain of the other Asian Region countries do not have many securities laws of nationwide applicability. As changes to the Chinese legal system develop, foreign investors, including the Fund, may be adversely affected. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian Region countries.

GLOBAL HARD ASSETS FUND


     Global Hard Assets Fund will, under normal market conditions, invest at least 80% of its total assets in "hard asset securities." Therefore, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various Hard Assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of Hard Assets; and greater price fluctuations that may be experienced by Hard Asset Securities than the underlying Hard Assets. The 80% policy is not a fundamental policy of the Fund and the percentage of the Fund's total assets to be invested in hard assets may be changed upon notice to shareholders and a majority vote of the Board of Trustees. If the Fund intends to change the 80% policy, the Fund will provide shareholders with at least 60 days' prior notice of such change. Any notice of a change will be made in accordance with Rule 35d-1 (c) under the Act.


     The Adviser believes hard asset securities offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program. Hard asset securities include equity securities of "hard asset companies" and securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The term "hard asset companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries, and up to 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

     The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities.

     The Fund seeks investment opportunities worldwide. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country, developed or underdeveloped. Global investing involves economic and political considerations not typically applicable to the U.S. markets.

     The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

     The Fund may invest up to 35% of its total assets in debt securities whose value is not linked to the value of a Hard Asset or a Hard Asset Company and in other securities of companies which are not Hard Asset Companies. Non-Hard Asset debt securities include high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. High grade debt securities are those that are rated A or betted by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by D&P or if unrated, of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.

GLOBAL LEADERS FUND

     Global Leaders Fund may invest in equity securities. Equity securities include common and preferred stocks, equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country, convertible preferred stocks and convertible debt instruments, financial futures contracts and options on financial futures contracts, forward currency contracts and put and call options on securities, securities indices and foreign currencies and foreign currency swaps.

     The Adviser believes that allocation of assets into many countries and across asset classes can, over the long-term, provide higher returns than portfolios invested solely in bonds with lower risk or volatility or than portfolios invested entirely in stocks. Thus, the "risk-adjusted return" of a diversified portfolio has the potential to be more attractive than some other, more concentrated portfolios. In addition, the balanced approach reduces the risk where events in any one country may adversely affect the entire portfolio. Investors should note, however, that a balanced portfolio will generally be more volatile than a portfolio consisting solely of bonds and may provide lower returns than a portfolio consisting solely of stocks. Investors should also be aware that although the Fund diversifies across more investment types than most mutual funds, no one mutual fund can provide a complete investment program for all investors. There can be no assurance that allocation of assets both globally and across asset classes will reduce these risks or that the Fund will achieve its investment objective.

     The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

INTERNATIONAL INVESTORS GOLD FUND


     The Fund's primary objective is long-term capital appreciation, while retaining freedom to take current income into consideration in selecting investments. The Fund's fundamental policy is to concentrate its investments in common stocks of gold mining companies. It may invest in that industry up to 100% of the value of its assets. In some future period or periods, due to adverse conditions in that industry, the Fund may, for temporary defensive purposes, have less than 25% of the value of its assets invested in that industry. However, under normal circumstances, the Fund will have at least 80% of its total assets invested in that industry. The 80% policy is not a fundamental policy of the Fund and the percentage of the Fund's total assets to be invested in the gold-mining industry may be changed upon notice to shareholders and a majority vote of the Board of Trustees. If the Fund intends to change the 80% policy, the Fund will provide shareholders with at least 60 days' prior notice of such change. Any notice of a change will be made in accordance with Rule 35d-1 (c) under the Act.


     The Fund's policy is to invest primarily in securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside the United States, of foreign governments, and in United States Treasury securities.

TROIKA DIALOG FUND


     Troika Dialog Fund Seeks long-term capital appreciation through investment primarily in equity securities of Eurasian companies.

     For the purposes of the prospectus and this statement of additional information, an Eurasia region company means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Eurasia, (ii) for which the principal equity securities trading market is in Eurasia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in eurasia or that has at least 50% of its assets situated in Eurasia.

     The Fund intends to invest its assets in Eurasian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund may invest more than 25% but less than 50% of the value of its total assets in the oil and gas industry. The Fund's investments will include investments in Eurasian region companies that have characteristics and business relationships common to companies outside of Eurasia. As a result, outside economic forces may cause fluctuations in the value of securities held by the fund.

     Under current conditions, the fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Eurasian equity markets develop, however, and the liquidity of Eurasia region securities becomes less problematic, the fund will invest a greater percentage of its assets in Eurasian equity securities.


     The Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the 1940 Act, the Fund may hedge up to 100% of its assets when deemed appropriate by them. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in eastern Europe and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

     The  Fund may  purchase  stock  equivalents  including  warrants,  options, convertible debt securities and depository receipts. The common stock equivalents may be converted into or provide the holder with the right to common stock. These investments are made in order to limit the risk of a substantial increase in the market price of a security (or an adverse movement in its applicable currency).

     A warrant typically is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless. The oil and gas industry includes the equity and debt securities of any company which derives at least 50% of its gross revenue or profits from the exploration, development, production or distribution of oil or natural gas.

     CERTAIN POLICIES APPLICABLE TO ASIA DYNASTY FUND, GLOBAL HARD ASSETS FUND, GLOBAL LEADERS FUND, INTERNATIONAL INVESTORS GOLD FUND AND TROIKA DIALOG FUND.

     The above Funds may invest in "when issued" securities and Opartly paidO securities. Additionally, Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may invest in collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

     U.S. GOVERNMENT MONEY FUND


     U.S. Government Money Fund seeks safety of principal, daily liquidity and current income through investments in short-term U.S. Treasury securities and other securities carrying the "full faith and credit" guarantee of the U.S. Government. The Fund invests in U.S. Treasury bills, notes, bonds and other obligations guaranteed by the full faith and credit of the U.S.

Government and repurchase agreements collateralized by such obligations (at least 80% of its assets will be so invested). All securities mature within thirteen months from the date of purchase, although repurchase agreements may be collateralized by securities maturing in more than one year.

     Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance: Treasury bills have maturities of thirteen months or less, Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration.

     U.S. Government Money Fund may also invest in other short-term instruments (up to 20% of its assets), in all cases subject to the credit quality requirements of the 1940 Act, including commercial paper, banker's acceptances, and certificates of deposit. Commercial paper consists of short-term, unsecured promissory notes issued principally by banks and corporations to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations of the issuer. Banker's acceptances are drafts or bills of exchange that have been guaranteed as to payment by a bank or trust company. Banker's acceptances are used to effect payment of merchandise sold in import-export transactions, and are backed by the credit strength of the bank which assumes the obligation. Time deposits are credit instruments evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.


                                  RISK FACTORS

                         INVESTING IN FOREIGN SECURITIES

     ASIA  DYNASTY  FUND,   GLOBAL  HARD  ASSETS  FUND,   GLOBAL  LEADERS  FUND,
INTERNATIONAL INVESTORS GOLD FUND AND TROIKA DIALOG FUND.

     U.S. Government Money Fund, as a fundamental investment policy, may not invest in securities of South African issuers; Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Troika Dialog Fund are not so restricted by their fundamental investment policies.

     Global Hard Assets Fund and Troika Dialog Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Funds will invest only in those Russian companies whose registrars have entered into a contract with the Funds' Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no Assurance that they will be effective. This limitation may prevent the Funds from investing in the securities of certain Russian issuers otherwise deemed suitable by the Funds' investment adviser.

     Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the above Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although these Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.

In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by these Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

     Investments may be made from time to time by Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund in companies in developing-market countries as well as in developed markets. Asia Dynasty Fund, Global Hard Assets Fund and Troika Dialog Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser, FII and TDAM to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of industrial (developed) countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.


     Since the Asia Dynasty Fund will invest at least 80% of its total assets in Asian region investments, their investment performance will be especially affected by events affecting Asian region companies. The value and liquidity of Asian region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian region varies widely. Certain countries in the Asian region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Funds' investments, the Funds will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.


     The securities markets in the Asian and Eurasian regions and in emerging markets as a whole are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian, Eurasian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Funds' ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions' securities markets, the Funds' abilities to participate fully in such price increases may be limited by their investment policies of investing not more than 15% of their net assets in illiquid securities. Conversely, the inability of the Funds to dispose fully and promptly of positions in declining markets will cause the Funds' net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

     The Russian, Eastern and Central European, Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information, and by securities transactions by brokers in anticipation of transactions by the Funds, in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

     Asia Dynasty Fund and Troika Dialog Fund will invest in Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

     Economies in Asian, Eurasian and emerging markets may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of these regions are affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Chinese governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

     China and certain of the other emerging market countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China, and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate laws exist in China, it may be impossible to obtain swift and equitable enforcement of such laws, or to obtain enforcement of a judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian region countries.

     The Troika Dialog Fund intends to invest at least 65% of its total assets in Eurasian Region investments. The performance of Eurasian investments will be especially affected by events affecting the region's companies. The value and liquidity of Eurasian Region investments may be affected favorably or unfavorably by political, economic, fiscal regulatory or other developments in the Eurasian Region or its neighboring regions. The extent of economic development, political stability and market depth of different countries in the Eurasian Region varies widely. Certain countries in the Region, including Kazakhstan, Tajikistan, Georgia, Ukraine, Bellorussia and others are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in developed countries. Given the Fund's investments the Fund will be particularly sensitive to changes in the Russian economy as a result of a reversal of economic liberalization, political unrest or changes in Russia's trading status.

     Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.


                           EMERGING MARKETS SECURITIES

     Investments of the Funds (except U.S. Government Money Fund) may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, a Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.


                          FOREIGN CURRENCY TRANSACTIONS

     ASIA  DYNASTY  FUND,   GLOBAL  HARD  ASSETS  FUND,   GLOBAL  LEADERS  FUND,
INTERNATIONAL INVESTORS GOLD FUND AND TROIKA DIALOG FUND.

     Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the above Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See OFutures and Options Transactions.O

     Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Funds' investment adviser (or Sub-Advisers) will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

     The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may enter into currency swaps. See also "Foreign Currency Transactions" and OFutures and Options TransactionsO.

     In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the investment adviser's (or Sub-Advisers') belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

     A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Adviser, TDAM or FII will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


                        FUTURES AND OPTIONS TRANSACTIONS

     ASIA DYNASTY FUND, GLOBAL HARD ASSETS FUND, GLOBAL LEADERS FUND AND TROIKA DIALOG FUND.

     These Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds, because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

     The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

     A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the fund's custodian to reflect changes in the value of the underlying futures contract.

     The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities (Global Hard Assets Fund, International Investors Gold Fund and Troika Dialog Fund), may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asian region countries and other developing countries are not as developed as in the United States, these financial investments may not be available to the Funds, and the Funds may be unable to hedge certain risks.

     The use of financial futures and commodity futures contracts and options on such futures contracts and commodities (Global Hard Assets Fund, International Investors Gold Fund and Troika Dialog Fund) as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

     For hedging purposes, each Fund, and for other purposes (such as creating synthetic positions), may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

     The Funds may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

     The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

     It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investmentcompany, to prevent double taxation of the Funds and their shareholders. One of the requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by this test.

                     INDEXED SECURITIES AND STRUCTURED NOTES

     Global Hard Assets Fund, International Investors Gold Fund and Troika Dialog Fund may invest in indexed securities, (structured notes securities and index options) whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

     Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds' limitations on illiquid securities.


                           MORTGAGE-BACKED SECURITIES

     The  Funds may  invest in  mortgage-backed  securities.  A  mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.


                             REAL ESTATE SECURITIES

     Global Hard Assets Fund and Troika Dialog Fund cannot invest in real estate directly. However, each of these Funds may invest a percentage of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Global Hard Assets Fund may invest up to 50% of its assets in such securities. Global Hard Assets Fund is therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

     REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).


                                COMMERCIAL PAPER

     Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper. The Funds will maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.


                                 DEBT SECURITIES

     The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a Hard Asset if linked to the value of a Hard Asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the Statement of Additional Information. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser or (Sub-Adviser) if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser or (Sub-Adviser). During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

     New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depend- ing on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

                                   DERIVATIVES

     The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of cash market transaction when deemed advantageous by the Funds' Adviser, TDAM or FII for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets.

     When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.


                                 CURRENCY SWAPS

     Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Global Hard Assets may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Funds' investment adviser (or Sub-Advisers) is incorrect in its forecasts of market values and currency exchange rates and/or Hard Assets values, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.


                                   SHORT SALES

     Currently, Global Hard Assets Fund and Troika Dialog Fund are the only Funds that can engage in short sales. A Fund will establish an account with respect to its short sales and maintain in the account cash not available for investment or US Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, US Government Securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The account will be marked to market daily, so that (i) the amount in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the account will not exceed 50% of the Global Hard Assets Fund's or the Troika Dialog Fund's net assets.


                               DIRECT INVESTMENTS

     Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser, TDAM or FII anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

     Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Asia Dynasty Fund and Troika Dialog Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.

     Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.


                              REPURCHASE AGREEMENTS

     None of the Funds will enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of a Fund's total assets would then be invested in such repurchase agreements and other illiquid securities (Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may invest no more than 15% of their total assets in illiquid securities). A Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.


             RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

     The Securities and Exchange Commission adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. The Adviser (or
FII) anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

     The Adviser, TDAM or FII will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser, TDAM or FII will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

     In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

     Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds (except the U.S. Government Money Fund) in illiquid securities.


                             INVESTMENT RESTRICTIONS

     The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as fundamental may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the vote of the lesser of
(i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

     ASIA DYNASTY FUND, GLOBAL HARD ASSETS FUND, GLOBAL LEADERS FUND, TROIKA DIALOG FUND AND U.S. GOVERNMENT MONEY FUND.

     With respect to U.S. Government Money Fund, all of the following restrictions are fundamental policies except restriction 21, unless otherwise indicated. With respect to Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund restrictions 1, 4, 6, 7, 10, 12, 13, 17, 18, 19 and 20 are not fundamental, unless otherwise provided for by applicable federal or state law. Non-fundamental restrictions may be changed without shareholder approval.

     The Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund and U.S. Government Money Fund may not:

     1. Invest in securities which (i) with respect to U.S. Government Money Fund, is subject to legal or contractual restrictions on resale ("restricted securities"), or for which there is no readily available market quotation, or engage in a repurchase agreement maturing in more than seven days with respect to any security, if the result is that more than 10% of a Fund's net assets would be invested in such securities, and (ii) with respect to Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of Asia Dynasty Fund's, Global Hard Assets Fund's, Global Leaders Fund's or Troika Dialog Fund's net assets would be invested in such securities.

     2. Purchase or sell real estate, although Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.

     3. The Funds may not purchase or sell commodities (non-Hard Asset commodities with respect to Global Hard Assets) or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that Troika Dialog Fund may, for hedging purposes only, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts and Troika Dialog Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. The Funds may not commit more than 5% of their total assets to initial margin deposits on futures contracts. In addition, Global Hard Assets Fund and International Investors Gold Fund may invest in gold and silver bullion, palladium and platinum group metals bullion and coins.

     4. Exclusive of the Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund, purchase securities of other open-end investment companies except as part of a merger, consolidation, reorganization or acquisition of assets; Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund or Troika Dialog Fund may not purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of any of these Funds' total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general. In addition, Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund or Troika Dialog Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

     5. The Funds may not make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and (ii) repurchase agreements. Asia Dynasty Fund, Global Hard Assets Fund and Global Leaders Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets, and Troika Dialog Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-half of its total assets.

     6. As to 75% of the total assets of each of the Asia Dynasty Fund, and U.S. Government Money Fund, purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Global Hard Assets Fund, Global Leaders Fund and International Investors Gold Fund.

     7. Invest more than 5 percent of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation. This restriction does not apply to Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund or Troika Dialog Fund.

     8. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

     9. The Fund may not borrow money, except that the U.S. Government Money Fund may borrow up to 10% of its total assets for temporary or emergency purposes. The Fund will not purchase securities for investment while borrowings equaling 5% or more of their total assets are outstanding. In addition, Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may borrow up to 30% of the value of their respective net assets to increase their holdings of portfolio securities. The Funds will borrow only for temporary or emergency purposes.

     10. Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected within the limitations set forth in restriction
          (9).

     11. Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts (Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund); (iii) financial futures contracts purchased on margin (Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund),
          (iv) commodity futures contracts purchased on margin (Global Hard Assets Fund); (v) foreign currency swaps (Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund); and
          (vi) issuing multiple classes of shares (Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund).

     12. Except for Global Hard Assets Fund and Troika Dialog Fund, make short sales of securities, except that Asia Dynasty Fund and Global Leaders Fund may engage in the transactions specified in restrictions (2), (3) and (14).

     13. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, with respect to Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, Troika Dialog Fund, may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (9).

     14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may purchase or sell puts and calls on foreign currencies and on securities described under "Options Transactions" herein and in the Prospectus and that Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts.

     15.  Make investments for the purpose of exercising control or management.

     16. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except for the Global Hard Assets Fund and Troika Dialog Fund and as otherwise stated in any Fund's fundamental investment objective, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     17. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

     18. Purchase participations or other interests (other than equity stock interests in the case of the Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund) in oil, gas or other mineral exploration or development programs.

     19. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of a Fund (except Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund) in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities or received as dividends are not included in this restriction. The U.S. Government Money Fund will not invest in warrants.

     20. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer.

     21. Invest in real estate limited partnerships or in oil, gas or other mineral leases. With respect to restriction 3, forward foreign exchange contracts are not deemed to be a commodity or commodity contract.

     The following are additional non-fundamental policies. Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund and Troika Dialog Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. These Funds may not commit more than 5% of their total assets to initial margin deposits on futures contracts not used for hedging purposes.

     With respect to restriction 16, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be Ointerest rate sensitive,O investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

INTERNATIONAL INVESTORS GOLD FUND

     Restrictions 1 through 9 are fundamental policies of International Investors Gold Fund and may not be changed without shareholder approval. Restrictions 10 through 16 are not fundamental policies and may be changed without shareholder approval.

     International Investors Gold Fund may not:

     1.   Underwrite securities of other issuers.

     2. The Fund may not invest in real estate, commodity contracts or commodities (except that, subject to applicable state laws, the Fund may invest up to 12.5% of the value of its total assets as of the date of investment in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, palladium and platinum group metals bullion).

     3. Make loans to other persons, except through repurchase agreements or the purchase of publicly distributed bonds, debentures and other debt securities.

     4.   Purchase securities on margin or make short sales.


     5. Purchase or retain a security of any issuer if any of the officers or directors of the Company or its investment adviser own beneficially as much as one half of 1%, or if such persons taken together own over 5%, of the issuer's securities.


     6. The Fund may not lend its funds or assets, except through the purchase of securities the Fund would otherwise be authorized to purchase, provided, however, that the Fund may lend to broker-dealers and other financial institutions portfolio securities.

     7. Purchase any restricted securities which may not be sold to the public without registration under the Securities Act of 1933, if by reason of such purchase the value of the Company's aggregate holdings in all such securities would exceed 10% of total assets.

     8. Issue senior securities. The Fund may (i) borrow money in accordance with restrictions described above, (ii) enter into forward contracts,
          (iii) purchase futures contracts on margin, (iv) issue multiple classes of securities, and (v) enter into swap agreement or purchase or sell structured notes or similar instruments.

     9. Invest in interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases.

     10.  Invest in real estate limited partnerships.

     11. Make investments in companies for the purpose of exercising control or management.

     12. Invest more than 10% of its assets in repurchase agreements having maturities of greater than seven days or in a combination of such agreements together with restricted securities and securities for which market quotations are not readily available.

     13. Purchase securities for investment while borrowings equal to 30% or more of the Fund's assets are outstanding.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                          INVESTMENT ADVISORY SERVICES

     The investment adviser and manager of six of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of July 30, 1985, as amended Van Eck Associates Corporation is currently the oldest and largest gold manager investing in gold mining shares.

     Troika Dialog Asset Management (TDAM) is the Adviser to Troika Dialog Fund (together TDAM and the Adviser, the "Advisers"). The Advisers oversee an investment program for the Funds, subject to the overall supervision and review of the Board of Trustees.

     Troika Dialog Asset Management (Cayman Islands) Ltd. ("TDAM"), located at 4, Romanov Perevlok, 4th floor, Moscow, Russia 103009, is the investment advisor to the Van Eck Troika Dialog Fund pursuant to an Investment Advisory Agreement originally dated August 1, 2001.

     Fiduciary International, Inc. ("FII"), a New York corporation, a wholly owned subsidiary of Franklin Resources Inc., is sub-adviser to the Global Leaders Fund pursuant to a Sub-Investment Advisory Agreement dated September 28, 2001.

     The Adviser provides the Funds with office space, facilities and simple business equipment, and provides the services of consultants, executive and clerical personnel for administering their affairs. The Adviser and TDAM compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser, TDAM, FII, or its affiliates. The advisory fee is computed daily and paid monthly at the following annual rates: International Investors Gold Fund pays a fee equal to .75 of 1% of the first $500 million of average daily net assets, .65 of 1% of the next $250 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. Asia Dynasty Fund and Global Leaders Fund pay the Adviser a fee of .75 of 1% of average daily net assets. From this fee, the Adviser pays FII a fee of .50 of 1% of average daily net assets. Global Hard Assets Fund pays the Adviser 1% of average daily net assets. The U.S. Government Money Fund pays a monthly fee at the annual rate of .50 of 1% for the first $500 million of average daily net assets, .40 of 1% on the next $250 million of average daily net assets, and .375 of 1% of the average daily net assets in excess of $750 million. Troika Dialog Fund pays TDAM .75% of daily net assets.

     The Adviser also performs administrative services for Asia Dynasty Fund, Global Leaders Fund, and International Investors Gold Fund pursuant to a written agreement. The Adviser is also responsible for providing accounting services to these Funds. For these accounting and administrative services, Asia Dynasty Fund and Global Leaders Fund each pays .25 of 1% of its respective average daily net assets on the first $500 million. International Investors Gold Fund pays an annual rate of .25 of 1% of the first $750 million of their respective average daily net assets, and .20 of 1% of the respective average daily net assets in excess of $750 million. Troika Dialog Fund pays .25% of its average daily net assets.

     In 2001, 2000, and 1999, the aggregate remuneration received by the Adviser from International Investors Gold Fund was $885,585, $993,983, and $1,416,607, respectively; from U.S. Government Money Fund was $262,663, $433,058, and
$411,479, respectively; from Global Leaders Fund was $153,372, $268,654, and $248,902, respectively; from Global Hard Assets Fund, was 293,743, $217,431, and $313,782, respectively; from Asia Dynasty Fund was $137,247, $256,468, and $204,932, respectively. In 2001, the aggregate remuneration received by TDAM was $8,194.


     The expenses borne by each of the Funds include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholders' and Trustees' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliates in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan) exclusive of International Investors Gold Fund, fees of Trustees who are not "interested persons" of the Adviser, FII or TDAM, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser, FII or TDAM.

     The Advisory Agreement with respect to Global Hard Assets Fund was approved at a meeting of the Board of Trustees held on October 18, 1994. The Advisory Agreement and Sub-Advisory Agreement with respect to Global Leaders Fund were approved at a meeting of the Board of Trustees held on October 12, 1993. The Advisory Agreement with respect to International Investors Gold Fund was approved at a meeting of the Board of Trustees held on May 24, 1994. Advisory
Agreements for all the Funds were reapproved by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to such Agreements or interested persons of any such party at a meeting held on April 27, 2001.

     The Advisory Agreement was approved by shareholders of the U.S. Government Money Fund on January 23, 1987; and International Investors Gold Fund on July 25, 1994. The Advisory Agreements and Sub-Investment Advisory Agreements were approved by shareholders of Global Leaders Fund on December 17, 1993. The Advisory Agreements and Sub-Advisory Agreement provide that they shall continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated on 60 days written notice by either party and will terminate automatically in the event of an assignment within the meaning of the Act.

     The Advisory Agreement with respect to Troika Dialog Fund was approved at a meeting of the Board of Trustees on April 24, 2001.

     Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust. Mr. van Eck offered the first global mutual fund to U.S. investors in 1955, and offered the first gold fund to U.S. investors in 1968. Mr. van Eck, Chairman and President of the Trust and Van Eck Worldwide Insurance Trust, and members of his immediate family own 100% of the voting stock of the Adviser.


                                 THE DISTRIBUTOR


     Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly owned subsidiary of Van Eck Associates Corporation. The Trustees of the Trusts have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds. The Distribution Agreement with respect to all Funds was last reapproved by the action of the Trustees on April 23, 2002.


     The Trust has authorized one or more brokers (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

     The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

     Van Eck Securities Corporation retained distributing commissions on sales of shares of the Funds for the following fiscal years ended December 31 (except as noted) after reallowance to dealers as follows:


                                            VAN ECK SECURITIES    REALLOWANCE TO
                                                CORPORATION           DEALERS
                                            ------------------    --------------
Asia Dynasty Fund                    2001         $ 1,352             $  7,935
                                     2000          19,461               71,543
                                     1999           1,190               51,659

Global Hard Assets Fund              2001         $ 8,893             $ 60,315
                                     2000           4,488               24,441
                                     1999           7,529               47,723

Global Leaders Fund                  2001         $   365             $  1,843
                                     2000           4,692               28,375
                                     1999          10,190               54,001

International                        2001         $ 7,126             $ 27,169
  Investors Gold Fund                2000           6,143               20,772
                                     1999          21,548               71,340

Troika Dialog Fund (formerly         2001         $   826             $  1,592
  Emerging Markets Vision Fund)      2000           3,119               19,590

--------------------------------------------------------------------------------

VAN ECK SECURITIES CORPORATION: 12b-1 ACCOUNTING
TWELVE MOS. ENDED DECEMBER 31, 2001

                         IIG-A     USGM   ADF-A   ADF-B   GLF-A   GLF-B   GHA-A   GHA-B   GHA-C   TDF-A   TOTAL
                        ------  ------- ------- ------- -------  ------  ------- ------- ------- ------- -------
TOTAL 12b-1 EXPENSE
  PER BOOKS            298,089  130,208  66,560  53,788  90,120  35,619  119,570  28,786  22,034   3,793 848,567
  PAYMENT TO
    SECURITIES DEALERS 239,366   87,111  30,984  13,155  37,381   8,434   54,721   7,120  21,751      71 500,093
                       -------   ------ ------- ------- -------  ------   ------  ------  ------  ------  ------
BALANCE TO VESC         58,723   43,097  35,576  40,633  52,739  27,185   64,849  21,667     283   3,722 348,474
                       -------   ------ ------- ------- -------  ------   ------  ------  ------  ------  ------
NET 12b-1 FEES          58,723   43,097  35,576  40,633  52,739  27,185   64,849  21,667     283   3,722 348,474
                       -------   ------ ------- ------- -------  ------   ------  ------  ------  ------  ------
DISTRIBUTION
  EXPENDITURES:
General Printing         5,543    1,740     870     870     870     870    1,662   1,663   1,662   6,352  22,012
Reports                  3,834    3,497   1,933   1,933   1,933   1,932    1,408   1,409   1,409   3,495  22,783
Dealer Fact Sheets       1,467        0     506     506     995     995      500     500     500     522   6,491
Dealer mailing               0        0       0       0       0       0        0       0       0   2,357   2,357
Marketing Support
 Telephone              36,551    1,671   2,984     977   2,840     448    7,040     400     374      91  53,375
Marketing Dept
 Expenses              275,458   39,000  62,956  24,694  81,862  16,141  116,266  13,504  10,996   2,186 643,064
Telemarketing Dept
 Expenses               51,250        0  10,260   4,024  13,342   2,631   18,949   2,201   1,792     356 104,805
                       -------   ------ ------- ------- -------  ------   ------  ------  ------  ------  ------
TOTAL EXPENDITURES     374,013   45,908  79,509  33,004 101,841  23,017  145,825  19,678  16,733  15,359 854,866

EXCESS EXPENSES
  OVER PAYMENTS
  TO VESC ($)         (315,290)  (2,811)(43,933)  7,629 (49,103)  4,168  (80,975)  1,989 (16,450)(11,638)(506,413)
                       =======   ====== ======= ======= =======  ======   ======  ======  ======  ======  ======

     To compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, the U.S. Government Money Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Act. Fees paid by the Funds under the Plan will be used for servicing and/or distribution expenses incurred only during the applicable year. Additionally, Asia Dynasty Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), Global Leaders Fund (Class A and B), International Investors Gold Fund and Troika Dialog Fund (Class A) have also adopted a Plan which provides for the compensation of brokers and dealers who sell shares of these Funds or provide servicing. The Plan for Asia Dynasty Fund (Class A) is a reimbursement-type plan and provides for the payment of carry-over expenses to the Distributor, incurred in one year but payable in a subsequent year(s), up to the maximum for the Fund in any given year. Asia Dynasty Fund (Class B), and Global Hard Assets Fund (Class A, B and C), Global Leaders Fund (Class A and Class B) and International Investors Gold Fund Plans are compensation-type plans with a carry-forward provision, which provides that the Distributor recoup distribution expenses in the event the Plan is terminated. For the periods prior to April 30, 2002 the Distributor has agreed with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated, unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

     Pursuant to the Plans, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.


     The Plans were last reapproved for all Funds, by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on each such plan on April 23, 2002. The Plan was approved by shareholders of the U.S. Government Money Fund on January 23, 1987; Asia Dynasty Fund (Class B) on August 31, 1993; Global Leaders Fund (Class A and B) on December 17, 1993; Asia Dynasty Fund (Class A) on July 25, 1994; International Investors Gold Fund on April 15, 1999; Troika Dialog Fund on April 24, 2000.


     A Plan shall continue in effect as to each Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Funds, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.


                       PORTFOLIO TRANSACTION AND BROKERAGE

     The Adviser, FII or TDAM is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount. Most obligations in which the U.S. Government Money Fund invests are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

     In purchasing and selling the Funds' portfolio investments, it is the Adviser's FII's and TDAM's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser or the FII will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     In addition, the Adviser or the FII may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser, FII or TDAM under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses such as transfer agency, printing or other expenses. The services of the broker-dealer must be comparable to those of other qualified broker-dealers.

     The Adviser, FII or TDAM may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser, FII or TDAM are considered to be in addition to and not in lieu of services required to be performed by the Adviser and FII and TDAM under the relevant Advisory Agreement or Sub-Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser and FII and TDAM in serving its other clients or clients of the Adviser, FII or their affiliates.


     For the fiscal year ended December 31, 2001, the Asia Dynasty Fund paid $180,277, the Global Hard Assets Fund paid $298,345, the Global Leaders Fund paid $57,655, the International Investors Gold Fund paid $765,040 in commissions and the Troika Dialog Fund paid $4,321 to broker dealers providing research and other services to the Adviser or its affiliates representing 99.97%, 99.04%, 100.00%, 98.12%, and 93.41%, respectively, of the total commissions paid by such Funds.

     The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund for the year ended December 31, and the percentages of such amounts paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds. The U.S. Government Money Fund did not pay brokerage commissions.

                                                                       2001
FUND (FISCAL YEAR END)                                             COMMISSIONS
                                                                   ------------
Asia Dynasty Fund (Class A and B)                                    $  180,337
Global Hard Assets Fund (Class A, B and C)                           $  301,239
Global Leaders Fund (Class A and B)                                  $   57,655
International Investors Gold Fund (Class A and C)                    $  779,660
Troika Dialog Fund (Class A)                                         $    4,626

                                                                       2000
                                                                   COMMISSIONS
                                                                   ------------
Asia Dynasty Fund (Class A and B)                                    $  371,832
Global Hard Assets Fund (Class A, B and C)                           $  114,607
Global Leaders Fund (Class A and B)                                  $  133,771
International Investors Gold Fund (Class A and C)                    $  474,065
Troika Dialog Fund (Class A)                                         $    6,808

                                                                       1999
                                                                   COMMISSIONS
                                                                   ------------
Asia Dynasty Fund (Class A and B)                                    $  490,251
Global Hard Assets Fund (Class A, B and C)                           $  441,794
Global Leaders Fund (Class A and B)                                  $   96,000
International Investors Gold Fund (Class A and C)                    $1,058,345

     The Trustees periodically review the Adviser's FII's and TDAM's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

     Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser, FII or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser, FII and TDAM to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser, FII and TDAM considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser, FII or TDAM may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or FII may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

     While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, FII or TDAM such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Asia Dynasty Fund, Global Hard Assets Fund and Troika Dialog Fund anticipate that their annual portfolio turnover rates will not exceed 100%.

     The annual portfolio turnover rate of the Global Leaders Fund may exceed 100%. Due to the high rate of turnover, the Fund may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of all Funds may vary greatly from year to year. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

     The Adviser and related persons may from time to time, buy and sell for their own accounts, securities recommended to clients for purchase or sale. The Adviser recognizes that this practice may result in conflicts of interest. However, to minimize or eliminate such conflicts, a Code of Ethics has been adopted by the Adviser, which requires that all trading in securities suitable for purchase by client accounts must be approved in advance by a person familiar with purchase and sell orders or recommendations. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale on behalf of a client account within seven days, or if the security has been purchased or sold or recommended for purchase or sale by a client account, or it is determined that the trading activity will not have a negative or appreciable impact on the price or market of the security, or the activity is of such a nature that it does not present the dangers or potential for abuses or likely to result in harm or detriment to a client account. At the end of each calendar quarter, all related personnel of the Adviser are required to file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

                              TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below. The Board of Trustees is responsible for supervising the operation of the Funds. It establishes the Funds' major policies, reviews investments, and provides guidelines to the Advisor and others who provide services to the Funds.

     The present members of the Audit Committee are Richard C. Cowell, David J. Olderman, Ralph F. Peters, and Richard D. Stamberger. This Committee met once during the last fiscal year. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent auditors and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The present members of the Nominating Committee of the Board of Trustees are Jeremy H. Biggs, Richard C. Cowell, David J. Olderman, Ralph F. Peters and Richard D. Stamberger. This Committee did not meet during the last fiscal year. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar matters.

     The present members of the Executive Committee are John C. van Eck and Ralph F. Peters. This Committee did not meet during the last fiscal year. The duties of this Committee are to exercise the general powers of the Board of Trustees between meetings of the Board.

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                                 NUMBER OF
POSITION(S) HELD WITH           PRINCIPAL                              PORTFOLIOS IN
FUND AND LENGTH OF              OCCUPATION(S)                          FUND COMPLEX
SERVICE AS A VAN ECK            DURING PAST                            OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                     FIVE YEARS:                            BY TRUSTEE          HELD:
---------------------           --------------                         --------------      -------------------
INTERESTED TRUSTEES:

John C. van Eck, CFA            Chairman, Van Eck                           12             Chairman of the Board
(86)+                           Associates Corporation and                                 and President of two other
Chairman and Trustee            Van Eck Securities                                         investment companies advised
since 1985                      Corporation                                                by the Adviser

Jan F. van Eck                  Director, Van Eck Associates                10             Trustee of another investment
(38)+**                         Corporation; President and Director,                       company advised by the Adviser
Trustee since 2000              Van Eck Securities Corporation
                                and other affiliated companies;
                                President and Director, Van Eck
                                Capital, Inc.; President and Director,
                                Van Eck Absolute Return Advisers
                                Corporation

Derek S. van Eck                President of Worldwide Hard Assets          10             Trustee of another
(36)+**                         Fund series and the Worldwide Real                         investment company
Trustee since 1999              Estate Fund series of Van Eck Worldwide                    advised by the Adviser
                                Insurance Trust and the Global
                                Hard Assets Fund series of Van
                                Eck Funds; Executive Vice
                                President, Director, Global
                                Investments and President and
                                Director of Van Eck Associates
                                Corporation and Executive Vice
                                President and Director of Van Eck
                                Securities Corporation and other
                                affiliated companies.

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                            NUMBER OF
POSITION(S) HELD WITH           PRINCIPAL                         PORTFOLIOS IN
FUND AND LENGTH OF              OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK            DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                     FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------           --------------                    --------------      -------------------

INDEPENDENT TRUSTEES:
Jeremy H. Biggs                 Vice Chairman, Director                12             Trustee/Director of two investment
(66)                            and Chief Investment Officer,                         companies advised by the
Trustee since 1990              Fiduciary Trust Company                               Adviser; Chairman, Davis Funds
                                International                                         Group; Treasurer and Director,
                                                                                      Royal Oak Foundation; Director,
                                                                                      Union Settlement Association;
                                                                                      First Vice President, Trustee and
                                                                                      Chairman, Finance Committee,
                                                                                      St. James School

Richard C. Cowell               Private investor                       10             Trustee of another investment
(74)                                                                                  company advised by the Adviser;
Trustee since 1985                                                                    Director, West Indies &
                                                                                      Caribbean Development Ltd.

Philip D. DeFeo                 Chairman, Pacific                      10             Trustee of another investment
(56)                            Stock Exchange                                        company advised by the Adviser
Trustee since 1998

David J. Olderman               Private investor                       12             Trustee/Director of two other
(66)                                                                                  investment companies advised
Trustee since 1994                                                                    by the Adviser

Ralph F. Peters                 Private investor                       10             Trustee of another investment
(73)                                                                                  company advised by the
Trustee since 1987                                                                    Adviser; Director, Sun Life
                                                                                      Insurance and Annuity Company
                                                                                      of New York; Director, U.S. Life
                                                                                      Income Fund, Inc.

Richard D. Stamberger           President, SmartBrief.com              12             Trustee of two other investment
(43)                                                                                  companies advised by the
Trustee since 1994                                                                    Adviser; Partner and Co-founder,
                                                                                      Quest Partners, LLC; Executive
                                                                                      Vice President, Chief Operating
                                                                                      Officer and Director of NuCable
                                                                                      Resources Corporation

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                           OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                           HELD:
---------------------             --------------                                        -------------------

OFFICERS:
Bruce J. Smith                    Senior Vice President and Chief                       Officer of two other
(47)                              Financial Officer, Van Eck Associates                 investment companies
Officer since 1985                Corporation; Senior Managing                          advised by the Adviser
                                  Director, Van Eck Securities Corporation

Thomas H. Elwood                  Vice President, Secretary and General                 Officer of two other
(54)                              Counsel, Van Eck Associates Corporation,              investment companies
Officer since 1998                Van Eck Securities Corporation and                    advised by the Adviser
                                  other affiliated companies

Alex W. Bogaenko                  Director of Portfolio Administration,                 Controller of two
(39)                              Van Eck Associates Corporation and                    other investment companies
Officer since 1997                Van Eck Securities Corporation                        advised by the Adviser

Charles T. Cameron                Director of Trading, Van Eck                          Vice President of another
(42)                              Securities Corporation; Co-Portfolio                  investment company
Officer since 1996                Manager, Worldwide Bond Fund Series                   advised by the Adviser

Susan C. Lashley                  Vice President, Mutual Fund                           Vice President of another
(47)                              Operations, Van Eck Securities                        investment company
Officer since 1988                Corporation                                           advised by the Adviser

Gregory F. Krenzer                President, Van Eck U.S. Government                   --
(29)                              Money Fund; Portfolio Manager, U.S.
Officer since 1998                Government Money Fund; Co-Portfolio
                                  Manager, Worldwide Bond Fund Series

--------------------------------------------------------------------------------
(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
+ An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.
**   Son of Mr. John C. van Eck.

                                                            AGGREGATE DOLLAR
                                                             RANGE OF EQUITY
                                                            SECURITIES IN ALL
                                                          REGISTERED INVESTMENT
                              DOLLAR RANGE OF             COMPANIES OVERSEEN BY
                             EQUITY SECURITIES            DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                IN THE FUND               INVESTMENT COMPANIES
---------------               ---------------              ---------------------
John C. van Eck                    $0                         Over $100,000
Jeremy H. Biggs                     0                          $10-$50,000
David J. Olderman                   0                             None
Richard D. Stamberger               0                             None

--------------------------------------------------------------------------------
                               COMPENSATION TABLE


                           AGGREGATE      PENSION OR RETIREMENT   TOTAL COMPENSATION FROM FUND
NAME OF PERSON           COMPENSATION   BENEFITS ACCRUED AS PART      AND FUND COMPLEX (a)
POSITION                   FROM FUND        OF FUND EXPENSES            PAID TO DIRECTORS
---------                ------------   ------------------------  ----------------------------
John C. van Eck            $     0             $     0                      $     0
Jeremy Biggs               $     0             $12,236                      $31,250
Richard Cowell             $15,135             $     0                      $33,500
Philip DeFeo               $     0             $13,990                      $31,000
David Olderman             $15,135             $                            $39,250
Ralph Peters               $13,990             $     0                      $31,000
Richard Stamberger         $11,037             $ 4,076                      $39,250
Jan F. van Eck             $     0             $     0                      $     0
Derek S. van Eck           $     0             $     0                      $     0

----------
(a) The term "fund complex" refers to the Funds of the Trust and the series of the Van Eck Worldwide Insurance Trust, which are also managed by the Adviser. The Trustees are paid a fee for their services to the Trust. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.

     As of March 31, 2002, all of the Officers and Trustees of the Trust as a group owned the number of shares indicated of each Fund: 7,109.87 shares of Troika Dialog Fund (Class A), equal to approximately 3.73% of shares outstanding; 20,012.475 shares of Global Hard Assets Fund (Class A), equal to approximately .60% of shares outstanding; 41,486.943 shares of Global Leaders Fund (Class A), equal to approximately 2.07% of shares outstanding; 1,756,106.96 shares of U.S. Government Money Fund, equal to approximately 3.12% of shares outstanding; 194,318.214 shares of International Investors Gold Fund (Class A), equal to approximately .93% of shares outstanding; 15,214.134 shares of Asia Dynasty Fund (Class A), equal to approximately .81% of shares outstanding. As of March 31, 2002, all of the Officers and Trustees as a group owned less than 3% of shares outstanding of each of the other Funds and Classes.

     As of March 31, 2002, the following persons owned 5% or more of the shares of the Fund(s) indicated below.


INTERNATIONAL INVESTORS GOLD FUND (CLASS A)
-------------------------------------------
MLPF&S for the Sole Benefit of its               6.61%
Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

U.S. GOVERNMENT MONEY
---------------------
Edward M. Miller & Edwards W.                   21.56%
Rodier & Micheal Reddington, Trustees
Meridian Venture Partners II Ltd.
Two Park Avenue, Ste. 204
Manhasset, NY 11030-2410

Bear Stearns Securities Corp.                   17.92%
FBO 103-09004-17
One Metrotech Center North
Brooklyn, NY 11201-3870

Man Financial Inc.                               7.67%
Customer Omnibus Acct. #4490
440 South LaSalle Street, 20th Floor
Chicago, IL 60605-1028\

Micheal Reddington & Edward                      6.32%
Rodier, Trustees
MVP I LLC
Two Park Avenue, Ste. 204
Manhasset, NY 11030-2410

Key Group Investors LP                           5.50%
P.O. box 5485
Beverly Farms, MA 01915-0519

ASIA DYNASTY FUND (CLASS A)
---------------------------
Charles Schwab & Co., Inc.                      12.13%
Special Custody Acct. FBBO
Customers Inst'l OneSource
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its              11.74%
Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246-6484

ASIA DYNASTY FUND (CLASS B)
---------------------------
MLPF&S for the Sole Benefit                     27.39%
of its Customers
Attn Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246-6484

GLOBAL LEADERS FUND (CLASS A)
-----------------------------
MLPF&S for the Sole Benefit                      5.53%
of its Customers
Attn Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246-6454

GLOBAL LEADERS FUND (CLASS B)
-----------------------------
MLPF&S for the Sole Benefit                     13.52%
of its Customers
Attn Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246-6484

GLOBAL HARD ASSETS FUND (CLASS A)
---------------------------------
Stichting Kas Giro                              17.57%
Beleggingsrekening
FBO Stichting Vermogensgiro
Beleggingsrekening
P.O. Box 24001, Dept. 24893
1000 DB Amsterdam, Netherlands

Bear Stearns Securities Corp.                    7.36%
FBO 103-09003-18
One Metrotech Center North
Brooklyn, NY 11201-3870

GLOBAL HARD ASSETS (CLASS B)
----------------------------
MLPF&S for the Sole Benefit                     21.75%
of its Customers
Attn Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246-6484

TROIKA DIALOG FUND (CLASS A)
----------------------------
Troika Dialog Asset Management                  47.88%
(Cayman Islands)
Attn: Boris Alexsev
4 Nikitsky Pereulck, 4th Floor
Moscow 103009 Russia

Van Eck Securities Corp.                        31.52%
Attn: Bruce Smith
99 Park Avenue, 8th Floor
New York, NY 10016

                               VALUATION OF SHARES


     The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

     Dividends paid by a Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B or Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A and Class B shares or Class A and Class C shares. On an ongoing basis, the Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

     Shares of International Investors Gold Fund-A, Global Hard Assets Fund-A, Asia Dynasty Fund-A, Troika Dialog Fund-A and Global Leaders Fund-A are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Shares of the U.S.
Government Money Fund are sold without a sales charge. Shares of Asia Dynasty Fund-B, Global Leaders Fund-B, and Global Hard Assets Fund-B are sold with a contingent deferred sales charge. Shares of Global Hard Assets Fund were sold with a redemption fee.


     Set forth below is an example of the computation of the public offering price for shares of the International Investors Gold Fund-A, Asia Dynasty Fund-A, Troika Dialog Fund-A, Global Hard Assets Fund-A and Global Leaders Fund-A on December 31, 2001, under the then-current maximum sales charge:

                                       INTERNATIONAL      ASIA         TROIKA         GLOBAL         GLOBAL
                                         INVESTORS       DYNASTY       DIALOG          HARD          LEADERS
                                        GOLD FUND-A      FUND-A        FUND-A         ASSETS         FUND-A
                                       -------------     ------     ------------      -------        -------
Net asset value and repurchase             $5.36          $6.59         $8.00         $11.96          $6.47
price per share on $.001 par
value capital shares outstanding

Maximum sales charge (as                    0.33           0.41          0.49           0.72           0.39
described in the Prospectus)

Maximum offering price per share           $5.69          $7.00         $8.49         $12.68          $6.86


     In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares or a redemption charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), second of Class B shares held for over six years, Class C shares held for over one year, shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares or Class B held longest during the applicable period.

     To provide two examples, assume an investor purchased 100 Class B shares of Global Hard Assets Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation, but is applied only to the original cost of $10 per share, and not to the increase in net asset value of $2 per share. Therefore, $200 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase). Instead, assume an investor purchased 100 Class C shares of

Global Hard Assets Fund at $10 per share (at a cost of $1,000) and six months after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share, and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 1%.

     The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price, unless the last sales price does not fall within the bid and ask prices at the close of the market, in which case the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.


     Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events affecting the value of such securities occur during such period, such that the closing price does not reflect the value of such securities, then these securities will be valued at their fair value.



U.S. GOVERNMENT MONEY FUND

     It is the policy of the U.S. Government Money Fund to use its best efforts to maintain a constant per share price equal to $1.00.

     The portfolio instruments of the U.S. Government Money Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's per share net asset value at $1.00 are permitted by a rule adopted by the Securities and Exchange Commission. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause the Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.


                               EXCHANGE PRIVILEGE

     Class A, Class B and Class C shareholders of a Fund may exchange their shares for shares of the same class of other funds in the Van Eck Global Family of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company ("SSBT"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

     The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).


                         TAX-SHELTERED RETIREMENT PLANS

     The Trust offers several prototype tax-sheltered retirement plans through which shares of a Fund may be purchased. These plans are more fully described below. State Street Bank and Trust Company, P.O. Box 218407, Kansas City, Missouri 64121, acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trust. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the employee coverage and nondiscrimination rules, fiduciary responsibility provisions, diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974 and applicable state tax laws. The Trust is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Trust.

     REGULAR INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT. The Regular IRA is available to all individuals under age 70 1/2, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish a Regular IRA for themselves and whose spouses are treated as having no compensation of their own.

     The amount an individual contributes to a Regular IRA reduces the amount the individual can contribute to a Roth IRA for the same year.

     In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, the maximum aggregate deductible amount that the individual may contribute annually is the lesser of $4000 or 100%. However, that no more than $2,000 per year for either the individual or the spouse may be contributed to either the IRA or SPIRA.

     In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to a Regular IRA or SPIRA if his adjusted gross income exceeds the annual maximum. For 1998, the annual maximum is $60,000 for married taxpayers filing jointly, $40,000 for single taxpayers, and $10,000 for married taxpayers filing separately. For each year after 1998, the annual maximum for married taxpayers filing jointly and single taxpayers is increased $1,000. In 2006, the annual maximum filing jointly increases $5,000 and in 2007 increases $15,000. (Married taxpayers who file joint tax returns will not be deemed to be active participants solely because their spouse is an active participant under an employer-sponsored retirement plan. However, when one spouse is an active participant and the other is not, no deduction is available for contributions to a Regular IRA by the nonactive participant spouse if the spouses' combined adjusted gross income exceeds $160,000.) Taxpayers who are active participants in employer-sponsored retirement plans will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the annual minimum. For 1998, the annual minimum is $50,000 for married taxpayers filing jointly and $30,000 for single taxpayers. For married taxpayers filing jointly and single taxpayers, the annual minimum is increased at the same rate as the annual maximum through the year 2005. After 2005, the annual minimum for married taxpayers filing jointly is increased $5,000 in 2006 and for 2007.

     In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income between the applicable annual minimum and maximum, deductible IRA contributions will be phased out. In general and before 2007, the $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the applicable minimum. In general, in the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of the applicable minimum.

     Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to a Regular IRA and SPIRA. The income upon all such contributions will accumulate tax free until distribution.

     In addition, a separate rollover' IRA may be established by a OrolloverO contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" from a qualified retirement plan includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt or transferred directly in a trust-to-trust transfer. A rollover IRA can be established even if the individual is over age 70 1/2.

     Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Distributions from a Regular IRA, SPIRA or rollover IRA, to the extent taxable, are taxable as ordinary income. Distributions from either an IRA or SPIRA prior to age 59 1/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70 1/2.

     ROTH INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL ROTH INDIVIDUAL RETIREMENT ACCOUNT. The Roth IRA is available to all individuals who wish to purchase Fund shares regardless of their age, including self-employed individuals, and whose adjusted gross income is less than $160,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing jointly, $10,000 for married taxpayers filing separately, and $110,000 for single taxpayers. Spousal Roth IRAs ("SPRIRA") are available to individuals who are otherwise eligible to establish a Roth IRA for themselves and whose spouses are treated as having no compensation of their own.

     Contributions to a Roth IRA or SPRIRA are not deductible. In general, the maximum annual contribution to a Roth IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less, minus any contributions made for the year to a Regular IRA. If an individual establishes a SPRIRA, the aggregate maximum amount that the individual may contribute annually is the lesser of $4,000 or 100% of the combined compensation of individual and spouse, minus any deductible Regular IRA or Roth IRA contributions made by the individual to his own Regular or Roth IRA for the taxable year. The amount an individual contributes to a Roth IRA reduces the amount such individual can contribute to a Regular IRA for the same year.

     Taxpayers can make the full annual contribution to a Roth IRA if their adjusted gross income for the year is less than $150,000 if married filing jointly, or less than $95,000 if single.

     Taxpayers who are eligible to establish a Roth IRA, but whose adjusted gross incomes exceed the amount for making a full annual contribution, can make a reduced contribution to the Roth IRA. In general, to determine the reduced contribution: (i) subtract the base amount ($95,000 for single, $150,000 for married filing jointly, $0 for married filing separately) from adjusted gross income; (ii) subtract the amount in (i) above from $15,000 ($10,000 if married filing jointly or married filing separately); (iii) divide the amount in (ii) by $15,000 ($10,000 if married filing jointly or married filing separately); and
(iv) multiply the fraction from (iii) by $2,000 ($4,000 for a SPRIRA).

     In addition, if the adjusted gross income of married taxpayers who file joint returns or a single taxpayer is less than $100,000, they may convert a non-Roth IRA to a Roth IRA. Married couples filing separate returns cannot make such a conversion. A taxpayer converts a non Roth IRA into a Roth IRA by withdrawing the funds from his non Roth IRA and rolling them over into a Roth IRA within 60 days, or by directing his non Roth IRA trustee or custodian to convert the existing non Roth IRA with such custodian or trustee. Except for conversions made during 1998, the amount rolled over from the non Roth IRA to the Roth IRA is includible in income and subject to income tax in the year of conversion. For non Roth IRAs converted into Roth Conversion IRAs during 1998, special rules apply. The amount rolled over is includible in Federal gross income (and subject to Federal income taxes) over a four year period.

     In addition, an individual can rollover a Roth IRA into another Roth IRA within 60 days after receipt of the funds (or directly in a trustee-to-trustee transfer).

     Dividends and capital gains earned on amounts invested in either a Roth IRA or SPRIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax free until distribution.

     "Qualified distribution" from either a Roth IRA or SPRIRA are not included in federal gross income and not subject to federal income tax. Any non-qualified distribution is includible in federal gross income and subject to federal income tax only to the extent it is a distribution of earnings. These earnings are taxable as ordinary income. To be a "qualified distribution" the amounts must be withdrawn after the "5-year holding period" and must be withdrawn when you are age 59 1/2 or older, because of death or permanent disability, or to pay for qualifying "first-time homebuyer expenses." For Roth IRAs, SPRIRAs and rollover Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year for which the taxpayer made a contribution to his or her Roth IRA. For non Roth IRAs converted into Roth IRAs, the "5-year holding period" is the five tax year period beginning with the first tax year in which the non Roth IRA was converted to a Roth IRA.

     Withdrawals are deemed to be made first from contributions to the Roth IRA and then from earnings. Thus, until the full amount contributed has been withdrawn, withdrawals are not includible for federal gross income. Special rules apply to withdrawals from Regular IRAs converted in 1998 to a Roth IRA.

     The taxable portion of distributions from either a Roth IRA or SPRIRA prior to age 59 1/2 may result in adverse tax consequences and penalties. In addition, there may be a penalty on contributions in excess of the contribution limits.

     SIMPLIFIED EMPLOYEE PENSION PLAN. An SEP may be utilized by employers to provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under an SEP. Subject to certain limitations, an employer may also make contributions to an SEP-IRA under a salary reduction arrangement, by which the employee elects contributions to an SEP-IRA in lieu of immediate cash compensation. After December 31, 1996, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1996. The maximum contribution to an SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of taxable compensation from the employer, excluding contributions made pursuant to a salary reduction arrangement.

     Contributions by employers under an SEP arrangement up to the maximum permissible amounts are deductible by employers for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts, and accumulate tax-free until distribution. Withdrawals of amounts prior to age 59 1/2 may result in adverse tax consequences. In addition, there may be a penalty on contributions in excess of the contribution limits, and other penalties are imposed on insufficient payouts after age 70 1/2.

     QUALIFIED PENSION PLANS. International Investors Fund offers forms of prototype profit sharing and money purchase pension plans (together, the "Qualified Pension Plans") that can be utilized by self-employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of a Fund under a retirement program.

     The maximum combined contribution which may be made to all Qualified Pension Plans in any one year on behalf of a participant is, depending on the types of plans and benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution.

     Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that withdrawals of contributions prior to age 59 1/2 may result in adverse tax consequences and penalties.

     403(b)(7) PROGRAM. The Tax-Deferred Annuity Program and Custodial Account offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

     In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation, or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Amounts contributed by employers on behalf of employees are not taxed to the employees until the time of distribution, except that contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of a Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

     Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee reaching age 65. Withdrawals of contributions prior to age 59 1/2 may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.


                               INVESTMENT PROGRAMS

     DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Funds, except for U.S. Government Money Fund, will occur on a date selected by the Board of Trustees. Reinvestment of U.S. Government Money Fund will occur on the last day of the month.

     AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the Funds and purchase full and fractional shares of another Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class B or Class C shares.

     An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days' notice to DST.

     AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds.

     An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days' notice to DST.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. This Plan is not available to Class B or Class C shareholders. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Funds.

     In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

     Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

     Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.

     Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

     The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

     The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.


                                      TAXES

TAXATION OF THE FUND -- IN GENERAL

     Each of the Funds intends to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

     As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

     Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

     ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Funds may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless they make the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     OPTIONS AND FUTURES TRANSACTIONS. Certain of the Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.


     FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted or equity options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency-related regulated futures contracts and listed non-equity options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Funds may elect short term capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds.

TAXATION OF THE SHAREHOLDERS

     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

     Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to the fair market value of such share on the payment date.

     Distributions by the Funds result in a reduction in the net asset value of the Funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

     If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

     Income received by the Funds may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Funds' assets at the close of a taxable year consists of securities of foreign corporations, the Funds may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Funds, subject to limitations contained in the Code. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Funds on their foreign investments.

     The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of their share of any creditable foreign taxes paid by the Funds.


     The Funds may be required to withhold federal income tax at a current rate of 30% from dividends payed to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Funds as having provided the Funds with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder's individual federal income tax return.


     The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Funds.

                               REDEMPTIONS IN KIND

     Each Fund has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.


                                   PERFORMANCE

U.S. GOVERNMENT MONEY FUND


     The U.S. Government Money Fund may advertise performance in terms of yield based on a seven-day yield or an effective yield. Seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.


     Effective yield quotation is based on the seven days ended on the date of the calculation and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1 with the resulting yield figure carried to at least the nearest hundredth of one percent.

     In calculating yield or effective yield quotations, the net change in an account value includes: (a) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; (b) all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. The calculation excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation.


     The seven day average yield and average thirty-day  effective yield for the
U.S.   Government  Money  Fund  at  December  31,  2001  was  1.00%  and  0.63%,
respectively.


     ASIA  DYNASTY  FUND,   GLOBAL  HARD  ASSETS  FUND,   GLOBAL  LEADERS  FUND,
INTERNATIONAL INVESTORS GOLD FUND AND TROIKA DIALOG FUND.

     The above Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                        n
                  P(1+T) = ERV

     Where:       P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

     The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. Certain expenses were subsidized/waived; returns would be lower without those reimbursements.

     Average Annual Total Return for the Period ended December 31, 2001 (after maximum sales charge).

FUND                                      1 YEAR    5 YEARS   10 YEARS    LIFE
----                                      ------    -------   --------    -----
Asia Dynasty Fund (Class A)               (10.95)%   (7.13)%      --%    (0.07)%
Asia Dynasty Fund (Class B)               (10.37)    (6.99)       --     (2.07)
Global Hard Assets Fund (Class A)         (13.83)    (3.25)       --      5.49
Global Hard Assets Fund (Class B)         (13.64)    (3.05)       --      1.32
Global Hard Assets Fund (Class C)         (9.74)     (2.62)       --      6.02
Global Leaders Fund (Class A)             (31.52)    (0.31)       --      2.56
Global Leaders Fund (Class B)             (31.30)     0.13        --      2.69
International Investors Gold Fund
  (Class A)                                13.83    (15.23)    (5.96)     8.02
Troika Dialog Fund (Class A)                  --        --        --     16.40


     The Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Troika Dialog Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                        6
                  YIELD = 2[(A-B/CD + 1) -1]

     Where:       A = dividends and interest earned during the period
                  B = expenses accrued for the period (net of reimbursement)
                  C = the average daily number of shares outstanding during the period that was entitled to receive dividends
                  D = the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter

     The Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Troika Dialog Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                  [(B-A)/A](100) = ATR

     Where:       A = initial investment
                  B = value at end of period
                  ATR = aggregate total return

     The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. Certain expenses were subsidized/waived; returns would be lower without those reimbursements.


     Aggregate Total Return for the period ended December 31, 2001 (after maximum sales charge).

FUND                                   1 YEAR    5 YEARS    10 YEARS     LIFE
----                                   ------    -------    --------     -----
Asia Dynasty Fund (Class A)           (10.95)%   (30.93)%       --%      (0.61)%
Asia Dynasty Fund (Class B)           (10.37)    (30.40)        --      (16.02)
Global Hard Assets Fund (Class A)     (13.83)    (15.23)        --       46.62
Global Hard Assets Fund (Class B)     (13.64)    (14.34)        --        7.77
Global Hard Assets Fund (Class C)      (9.74)    (12.44)        --       51.95
Global Leaders Fund (Class A)         (31.52)     (1.56)        --       22.46
Global Leaders Fund (Class B)         (31.30)      0.65         --       23.79
International Investors Gold Fund
  (Class A)                            13.83     (56.24)    (45.89)   3,379.34
Troika Dialog Fund (Class A)              --         --         --       16.40

     Average Annual Total Return (After Taxes on Distributions) Quotation. For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:
                                       n
                                 P(1+T)  = ATV
                                              D
Where:

   P      =  a hypothetical initial payment of $1,000.
   T      =  average annual total return (after taxes on distributions).
   n      =  number of years.
   ATV    =  ending value of a hypothetical $1,000 payment made at the
      D      beginning of the 1-, 5-, or 10-year periods at the end of the
             1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation. For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                               DR
Where:

   P      =  a hypothetical initial payment of $1,000.
   T      =  average annual total return (after taxes on distributions and redemptions).
   n      =  number of years.
   ATV    =  ending value of a hypothetical $1,000 payment made at the
      DR     beginning of the 1-, 5-, or 10-year periods at the end of the
             1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


ADVERTISING PERFORMANCE


     As discussed in the Funds' Prospectus, the Funds may quote performance results from recognized publications which monitor the performance of mutual funds, and the Funds may compare their performance to various published historical indices. These publications are listed in Part B of the Appendix. In addition, the Funds may quote and compare their performance to the performance of various economic and market indices and indicators, such as the S&P 500, Financial Times Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Salomon Smith Barney World Property Index, Morgan Stanley Capital International Emerging Markets Free Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Real Estate Index, NAREIT Equity Index, Wilshire Real Estate Securities Index, Morgan Stanley REIT Index, Morgan Stanley Capital International Far East (ex-Japan) Free Index, Salomon Smith Barney World Bond Index, Salomon Smith Barney World Government Bond Index, Goldman Sachs Commodities Index, Morgan Stanley Capital International Emerging Europe Index, and GDP data. Descriptions of these indices are provided in Part B of the Appendix.

                             ADDITIONAL INFORMATION

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the custodian of the Trust's portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.


     TRANSFER AGENT. DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105 serves as transfer agent for the Trust.

     INDEPENDENT AUDITORS. Ernst & Young LLP, Five Times Square, New York, NY 10036 serves as independent auditors for the Trust.

     COUNSEL. Goodwin Procter, LLP Exchange Place, Boston, MA 02109 serves as counsel to the Trust.



                              FINANCIAL STATEMENTS


     The financial statements of Asia Dynasty Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund, Troika Dialog Fund and U.S. Government Money Fund for the fiscal year ended December 31, 2001, are hereby incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                    APPENDIX


PART A.

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as Ogilt-edgeO. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--Bonds   rated  AAA  have  the  highest  rating  assigned  by  S&P  to  debt obligations. Capacity to pay interest and repay principal is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

PREFERRED STOCK RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES ITS PREFERRED STOCK RATINGS AS:

aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An Issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION DESCRIBES ITS PREFERRED STOCK RATINGS AS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to play the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stocks rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

SHORT-TERM DEBT RATINGS

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges, high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected be external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S SHORT-TERM DEBT RATINGS:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity   for  timely   payment  on  issues  with  this   designation   is
satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated B are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


PART B

The publications  and services from which the Funds will quote  performance are:
Micropal, Ltd. (an international investment fund information service), Fortune, Changing Times, Money, U.S. News & World Report, Money Fund Scorecard,
Morningstar, Inc., Business Week, Institutional Investor, The Wall Street Journal, Wall Street Transcripts, New York Post, Investment Company Institute publications, The New York Times, Barron's, Forbes magazine, Research magazine, Donaghues Money Fund Report, Donaghue's Money Letter, The Economist, FACS, FACS of the Week, Financial Planning, Investment Daily, Johnson's Charts, Mutual Fund Profiles (S&P), Powell Monetary Analysis, Sales & Marketing Management Magazine, Life magazine, Black Enterprise, Fund Action, Speculators Magazine, Time, NewsWeek, U.S.A Today, Wiesenberger Investment Service, Mining Journal Quarterly, Mining Journal Weekly, Northern Miner, Gold Gazette, George Cross Newsletter, Engineering and Mining Journal, Weekly Stock Charts-Canadian Resources, Jeweler's Circular Keystone, Financial Times, Journal of Commerce, Mikuni's Credit Ratings, Money Market Directory of Pension Funds, Oil and Gas Journal, Pension Funds and Their Advisers, Investment Company Data, Inc., Mutual Funds Almanac, Callan Associates, Inc., Media General Financial Services, Financial World, Pensions & Investment Age, Registered Investment Advisors, Aden Analysis, Baxter Weekly, Congressional Yellow Book, Crain's New York Business, Survey of Current Business, Treasury Bulletin, U.S. Industrial Outlook, Value Line Survey, Bank Credit Analyst, S&P Corporation Records, Euromoney, Moody's, Investment Dealer's Digest, Financial Mail, Financial Post, Futures, Grant's Interest Rate Observer, Institutional Investor, International Currency Review, International Bank Credit Analyst, Investor's Daily, German Business Weekly, GATT Trade Annual Report, and Dimensional Fund Advisers, Inc.

                            MARKET INDEX DESCRIPTIONS


     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX: A market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (US$ TERMS): An arithmetic, market value-weighted Index that monitors the performance of stocks from Europe, Asia and the Far East. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

     MORGAN STANLEY CAPITAL INTERNATIONAL REAL ESTATE INDEX: An arithmetic, market value-weighted average of the performance of property shares worldwide.

     MORGAN STANLEY REIT INDEX: A capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

     NAREIT EQUITY INDEX: A capitalization-weighted index comprised of publicly traded equity real estate investment trusts excluding mortgages REITs.

     MORGAN STANLEY CAPITAL INTERNATIONAL WORLD STOCK INDEX (US$ TERMS): A market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

     MORGAN STANLEY CAPITAL INTERNATIONAL FAR EAST EX-JAPAN FREE INDEX: A market capitalization-weighted index that captures the largest 60% of the publicly traded securities in each industry for approximately ten Asian markets
(excluding Japan); "free" indicates that the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

     SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (US$ TERMS): A market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least U.S. $20 billion and Euro 15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

     SALOMON SMITH BARNEY WORLD PROPERTY EQUITY INDEX: A top-down, float capitalization-weighted index that includes shares of nearly 400 companies in approximately 20 countries.

     WILSHIRE REIT SECURITIES INDEX: A capitalization-weighted index comprised of publicly traded equity real estate investment trusts excluding mortgages REITS.


     S&P 500 INDEX: Consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

     THE FINANCIAL TIMES GOLD MINE INDEX: A market capitalization-weighted global index of gold-mining shares.

     GROSS DOMESTIC PRODUCT: The market value of all final goods and services produced by labor and property supplied by residents of the United States in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons (2) purchases of governments (Federal, State & Local) (3) gross private domestic investment (includes change in business inventories) and
(4) international trade balance from exports. Nominal GDP is expressed in 1993 dollars. Real GDP is adjusted for inflation and is currently expressed in 1987 dollars.


     GOLDMAN SACHS COMMODITIES INDEX: Consists of the following components: 48% energy, 18% agriculture, 6% industrial, 25% livestock and 3% precious metals.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING EUROPE INDEX: Currently consists of the following four emerging market countries: Czech Republic, Hungary, Poland, and Russia. It is designed to broadly and fairly represent the full diversity of business activities in those markets.

                                     PART C

                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

a)  Financial Statements included in Prospectus (Part A):

         Financial Highlights or Selected per Share Data and Ratios for the years ended December 31, 1997, 1998, 1999 2000 and 2001.

The audited financial statements of the Registrant are included in Registrant's Annual Reports to Shareholders for the fiscal year or period ended December 31, 2001, filed with the Securities and Exchange Commission under Section 30(b)(1) of the Investment Company Act of 1940, and have been incorporated in Part B hereof by reference:

b) Exhibits (An * denotes inclusion in this filing)

(1)(a) Master Trust Agreement (incorporated by reference to Registration Statement No. 2-97596); Form of First Amendment to Master Trust Agreement (incorporated by reference to Registration Statement No. 2-97596). Form of Second Amendment to Master Trust Agreement (incorporated by reference to Pre-Effective Amendment No. 1). Form of Third Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 1). Form of Fourth Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 3). Form of Fifth Amendment to the Master Trust Agreement, adding World Income Fund as a series to the trust (incorporated by reference to Post-Effective Amendment No. 7). Form of Sixth Amendment to Master Trust Agreement, adding International Investors Fund as a series of the Trust and establishing investment limitations therefore, respectively, (incorporated by reference to Post-Effective Amendment No. 17). Form of Seventh Amendment to the Master Trust Agreement, adding Short-Term World Income Fund and International Equities Fund as series of the Trust (incorporated by reference to Post-Effective Amendment No. 19).

(1)(b) Form of Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 20); Form of Amendment to the Master Trust Agreement changing the name of Short-Term World Income Fund to Short-Term World Income Fund-C and changing the name of International Equities Fund to International Growth Fund (incorporated by reference to Post-Effective Amendment No. 20); Form of Second Amendment to the Amended and Restated Master Trust Agreement adding Asia Dynasty Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 23); Third Amendment to the Amended and Restated Master Trust Agreement adding Global Balanced Fund as a series of the Trust and changing the name of International Investors Fund to International Investors Gold Fund (incorporated by reference to Post-Effective Amendment No. 29); Fourth Amendment to the Amended and Restated Master Trust Agreement adding Global SmallCap Fund and Asia Infrastructure Fund as series of the Trust (incorporated by reference to Post-Effective Amendment No. 30); Form of Fifth Amendment to the Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 35); Form of Sixth Amendment to the

         Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 35); Seventh Amendment to Amended and Restated Master Trust Agreement adding Global Hard Assets Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 36); Eighth Amendment to Amended and Restated Master Trust Agreement adding Gold Opportunity Fund as a series of the Trust (incorporated by reference o Post-Effective Amendment No. 37); Ninth amendment to the Amended and Restated Master Trust Agreement adding Class B shares to Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund series of the Trust (incorporated by reference to Post-Effective Amendment No. 39).

(1)(d)* Eleventh Amendment to Amended and Restated Master Trust Agreement deleting Emerging Market Growth Fund and Real Estate Fund and changing the name of Global Balanced Fund to Global Leaders Fund.

(2) By-laws of Registrant (incorporated by reference to Registration Statement No. 2-97596).

(3)      Not Applicable.

(4)(a) Form of certificate of shares of beneficial interest of the World Trend Fund (incorporated by reference to Pre-Effective Amendment No. 1). Forms of certificates of shares of beneficial interest of Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference to Post-Effective Amendment No. 1); Form of certificate of shares of beneficial interest of the World Income Fund (incorporated by reference to Post-Effective Amendment No. 6); Forms of certificates of shares of beneficial interest of the Short-Term World Income Fund-C and International Growth Fund (incorporated by reference to Post-Effective Amendment No. 23); Form of certificate of shares of beneficial interest of Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No. 23); Form of certificate of Class B shares of beneficial interest of Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No. 26); Form of certificate of Class A and Class B shares of beneficial interest of Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 26); Form of certificate of Class A and Class C shares of beneficial interest of Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 33); Form of certificate No. 35); Form of certificate of Class B shares of beneficial interest of Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 39.

(4)(b) Instruments defining rights of security holders (See Exhibits (1) and (2) above).

(5)(a) Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 1).

(5)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference to Post-Effective Amendment No. 1);

(5)(c) Form of Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No. 23).

(5)(d) Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 31).

(5)(e) Letter Agreement to add Gold/Resources Fund and International Investors Gold Fund (incorporated by reference to Post-Effective Amendment No.
         34).

(5)(f) Advisory Agreement between Van Eck Associates Corporation and Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 36).

(5)(g) Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37).

(5)(h) Sub-Advisory Agreement among Fiduciary International, Inc., Van Eck Associates Corporation and Van Eck Funds with respect to Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 27).

(5)(i) Form of Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Emerging Markets Growth Fund (originally called Global Emerging Markets Fund) (incorporated by reference to Post-Effective Amendment No. 36).

(5)(k)   Form of Sub-Advisory Agreement among Peregrine Asset Management (Hong
         Kong) Limited, Van Eck Associates Corporation and Van Eck Funds with respect to Emerging Markets Growth Fund (originally called Global Emerging Markets Fund) (incorporated by reference to Post-Effective Amendment No.46).

5(l)* Agreement between Van Eck Funds and Troika Dialog Asset Management with respect to Troika Dialog Fund (incorporated by reference to Post-Effective Amendment No.55.

(6)(a) Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 1).

(6)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference to Post-Effective Amendment No. 1); Letter Agreement to add World Income Fund (incorporated by reference to Post-Effective Amendment No. 6); and Letter Agreement to add Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No.
         23).

(6)(c) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 31); Letter Agreement to add Gold/Resources Fund-C, International Investors Gold Fund-C, Global SmallCap Fund-C and Asia

         Infrastructure Fund-C (incorporated by reference to Post-Effective Amendment No. 34); Letter Agreement to add Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 36); Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37); Form of Letter Agreement adding Asia Select Portfolios (incorporated by reference to Post-Effective Amendment No. 41); and Form of Letter Agreement adding Core International Index Fund (incorporated by reference to Post-Effective Amendment No. 42).

(6)(d) Amendment to Form of Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 9).

(6)(e) Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 12).

(6)(f) Letter Agreement to add Emerging Markets Growth Fund (to be filed by amendment).


(6)(g)   Letter Agreement to add Emerging Markets Vision Fund.


(7) Form of Deferred Compensation Plan (incorporated by reference to Post-Effective Amendment No. 40).

(8)*     Global Custody Agreement.


(9)(a) Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. utilized by World Income Fund, and Forms of Procedural Agreement, Customer Agreement and Safe Keeping Agreement with Morgan Stanley & Co. utilized by World Income Fund (incorporated by reference to Post-Effective Amendment No. 9).

(9)(b) Commodity Customer's Agreement between World Income Fund and Morgan Stanley & Co. (incorporated by reference to Post-Effective Amendment No. 10).


(9)(c) Agreement and Plan of Redomicile and Reorganization between the Trust and International Investors Incorporated respecting the reorganization of International Investors Incorporated into the Trust as its fifth series, International Investors (incorporated by reference to Post-Effective Amendment No. 17).

(9)(d) Form of Accounting and Administrative Services Agreement with respect to Asia Dynasty Fund (incorporated by reference to Post-effective Amendment No. 23).

(9)(e) Accounting and Administrative Services Agreement with respect to Global Balanced Fund (incorporated by reference to Post-effective Amendment No. 31).

(9)(f) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 31) and Letter Agreement to add Gold/Resources Fund and

         International Investors Gold Fund (incorporated by reference to Post-Effective Amendment No. 34). Letter Agreement to add Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 36).

         Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37).

(9)(g) Form of Accounting and Administrative Services Agreement with respect to Global Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No. 36).

(10)(a) Opinion of Goodwin, Procter LLP, including consent, with regard to World Trends Fund (incorporated by reference to Pre-Effective Amendment No. 1); Opinion Of Fund (incorporated by reference to Post-Effective Amendment No. 1); Opinion of Goodwin, Procter with regard to World Income Fund (incorporated by reference to Post-Effective Amendment No.
         7); Opinion of Goodwin, Procter and consent with regard to International Investors (incorporated by reference to Post-Effective Amendment No. 17); Opinion of Goodwin, Procter with regard to Asia Dynasty Fund (incorporated by reference to Post-effective Amendment No.
         24); Opinion of Goodwin, Procter with respect to the issuance of Class B shares of Asia Dynasty Fund and with respect to the issuance of Class A and Class B shares of Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 27); Opinion of Goodwin, Procter with respect to the issuance of Class A and Class B shares of Asia Infrastructure Fund and Global SmallCap Fund (incorporated by reference to Post-Effective Amendment No. 31) and Opinion of Goodwin, Procter, including consent, with regard to the issuance of Class A and Class C shares of Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 36). Opinion of Goodwin, Procter, including consent, with regard to the issuance of Class A and Class C shares of Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37). Opinion of Goodwin, Proctor including consent, with regard to the issuance of Class B shares of Asia Infrastructure Fund, Gold Opportunity Fund and Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 40).

(10)(b) Opinion of Goodwin, Procter LLP with respect to issuance of Class A and Class B shares of Emerging Markets Vision Fund (incorporated by reference to Post-Effective Amendment No. 55).

(11)*    Consent of Independent Accountants.

(12)     Not Applicable.

(13)     Not Applicable.

(14)(a) Forms of prototype "Keogh" and 403(b)(7) Plans utilized by registrant (incorporated by reference to Post-Effective Amendment No. 10).

(14)(b) Registrant's revised form of IRA Plan (incorporated by reference to Post-Effective Amendment No. 10).

(14)(c) Registrant's form of Simplified Employee Plan (incorporated by reference to Post-Effective Amendment No. 10).

(14)(d) Amendments to the Retirement Plan for Self-Employed Individuals, Partnerships and Corporation using shares of Van Eck Funds and International Investors Incorporated; Profit Sharing Plan Adoption Agreement (incorporated by reference to Post-Effective Amendment No.
         14).

(15)(a) Plan of Distribution with respect to International Growth Fund and Asia Dynasty Fund Incorporated by reference to Post-Effective Amendment No.
         23). Form of Plan of Distribution with respect to Class B shares of Asia Dynasty Fund (Incorporated by reference to Post-Effective Amendment No. 25). Form of Plan of Distribution with respect to Global Balanced Fund (Class A and B) and World Income Fund (Class B) (incorporated by reference to Post-Effective Amendment No. 26). Letter Agreement to add Global SmallCap Fund (Class A) and Asia Infrastructure Fund (Class A) (incorporated by reference to Gold/Resources Fund (Class
         C), International Investors Gold Fund (Class C), Global (Class A) (incorporated by reference to Post-Effective Amendment No. 36). Form of Letter Agreement to add Gold Opportunity Fund (Class A and Class C) and Letter Agreement to add Global Hard Assets Fund (Class C) (incorporated by reference to Post-Effective Amendment No. 37). Form of Plan of Distribution with respect to Asia Infrastructure Fund (Class B), Global Hard Assets Fund (Class B) and Gold Opportunity Fund (Class B) (incorporated by reference to Post-Effective Amendment No. 39).

(15)(b) Letter Agreement to add Emerging Markets Growth Fund (Class A/Class B/Class C) (to be filed by Amendment).

(15)(c) Letter Agreement to add Emerging Markets Vision Fund (Class A/Class B) (incorporated by reference to Post-Effective Amendment No. 54).

(16) Computation of Performance Quotation (incorporated by reference to Post-Effective Amendment No. 51).

(17)     Financial Data Schedule.

(18) Powers of Attorney (incorporated by reference from Post-Effective Amendment No. 5).


(19)*    Code of Ethics.


ITEM 25. Persons controlled by or under common control with Registrant

Not Applicable.

ITEM 26. Number of Holders of Securities

Set forth below are the number of Record Holders as of March 9, 2001 of each series of the Registrant:

                                              NUMBER OF RECORD HOLDERS
        FUND                                  ------------------------
        NAME                            CLASS A      CLASS B       CLASS C
        ----                            -------      -------       -------
        Global Leaders Fund............   2,123         327
        Asia Dynasty Fund..............   2,151         725
        International Investors
         Gold Fund.....................  26,245
         Global Hard Assets Fund.......   1,493         296           275
        U.S. Government Money
         Fund..........................   1,168
        Troika Dialog Fund.............      75          20


ITEM 27. Indemnification

Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, previously filed as Exhibit (1) to the Registration Statement. Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and other Connections of Investment Adviser

Reference is made to Form ADV of Van Eck Associates Corporation (File No. 801-21340), as currently on file with the Securities and Exchange Commission, and to the caption "Management" in the Registrant's Prospectus and to the captions "The Distributor", "Investment Advisory Services" and "Trustees and Officers" in the Registrant's Statement of Additional Information.

ITEM 29. Principal Underwriters

(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Worldwide Insurance Trust and Van Eck/Chubb Funds, Inc.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

NAME AND PRINCIPAL POSITION AND OFFICES   POSITION AND OFFICES
BUSINESS ADDRESS WITH REGISTRANT          WITH UNDERWRITER
---------------------------------------   ---------------------
John C. van Eck                           Chairman and Director
 Chairman and President
 99 Park Avenue
 New York, NY 10016

Jan van Eck                               President and Director
 Trustee
 99 Park Avenue
 New York, NY 10016

Sigrid S. van Eck                         Vice President and Assistant Treasurer
 None                                     and Director
99 Park Avenue
 New York, NY 10016

Derek van Eck                             Director
 Trustee and Executive Vice President
 99 Park Avenue
 New York, NY 10016

Bruce J. Smith                            Vice President, Chief Financial
 Officer, Vice President and Treasurer    Treasurer and Controller
 99 Park Avenue
 New York, NY 10016

Thomas Elwood                             Vice President, General Counsel
 Vice President and Secretary              and Secretary
 99 Park Avenue
 New York, NY 10016

Susan C. Lashley                          Managing Director, Operations
 99 Park Avenue
 New York, NY 10016

Keith Fletcher                            Executive Vice President
 99 Park Avenue
 New York, NY 10016


(c) Not Applicable

ITEM 30. Location of Accounts and Records

The following table sets forth information as to the location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder.


ACCOUNTS, BOOKS AND DOCUMENTS LISTED BY
  REFERENCE TO SPECIFIC SUBSECTION OF
       17 CFR 270 31A-1 TO 31A-3          PERSON IN POSSESSION AND ADDRESS
---------------------------------------   --------------------------------
           31a-1(b)(1)                    Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

           31a-1(b)(2)(i)                 Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

           31a-1(b)(2)(ii)                Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

           31a-1(b)(2)(iii)               Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

           31a-1(b)(2)(iv)                DST Systems, Inc.
                                          21 West Tenth Street
                                          Kansas City, Missouri 64105

           31a-1(b)(3)                    Not Applicable

           31a-1(b)(4)                    Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

           31a-1(b)(5)                    Fiduciary International, Inc.
                                          Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

           31a-1(b)(6)                    Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

           31a-1(b)(7)                    Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

           31a-1(b)(8)                    Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

ACCOUNTS, BOOKS AND DOCUMENTS LISTED BY
  REFERENCE TO SPECIFIC SUBSECTION OF
       17 CFR 270 31A-1 TO 31A-3          PERSON IN POSSESSION AND ADDRESS
---------------------------------------   --------------------------------
             31a-1(b)(9)                  Fiduciary International, Inc.
                                          600 Fifth Avenue
                                          New York, New York 10020

                                          Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

             31a-1(b)(10)                 Fiduciary International, Inc.
                                          600 Fifth Avenue
                                          New York, New York 10020

                                          Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

             31a-1(b)(11)                 Fiduciary International, Inc.
                                          600 Fifth Avenue
                                          New York, New York 10020

                                          Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

             31a-1(b)(12)                 Fiduciary International, Inc.
                                          600 Fifth Avenue
                                          New York, New York 10020

                                          Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

                                          Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

             31a-1(c)                     Not Applicable

             31a-1(d)                     Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

             31a-1(e)                     Not Applicable

             31a-1(f)                     Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

             31a-2(a)(1)                  Van Eck Associate's Corporation
                                          99 Park Avenue
                                          New York, NY 10016

                                          DST Systems, Inc.
                                          21 West Tenth Street
                                          Kansas City, MO 64105

                                          Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY 10016

                                          Fiduciary International, Inc.
                                          600 Fifth Avenue
                                          New York, NY 10020

             31a-2(b)                     Not Applicable

             31a-2(c)                     Van Eck Securities Corporation
                                          99 Park Avenue
                                          New York, NY  10016

             31a-2(d)                     Not Applicable

             31a-2(e)                     Van Eck Associates Corporation
                                          99 Park Avenue
                                          New York, NY  10016

             31a-3                        Not Applicable

             All Other Records            Van Eck Funds
             pursuant to the Rule         99 Park Avenue
                                          New York, NY 10016



ITEM 31. Management Services
         ---------------------

               None

ITEM 32. Undertakings
         ------------

               None

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 18h day of April 2002


                                  VAN ECK FUNDS


                                    By: /s/ John C. van Eck
                                        ----------------------------------
                                        John C. van Eck, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                       Title                      Date
-----------                     -----                      ----


/s/ John C. van Eck       Chairman and President          4/18/02
-----------------------
John C. van Eck

/s/ Bruce J. Smith        Chief Financial Officer         4/18/02
-----------------------
Bruce J. Smith

/s/ Jeremy Biggs*         Trustee                         4/18/02
-----------------------
Jeremy Biggs

/s/ Richard Cowell*       Trustee                         4/18/02
-----------------------
Richard Cowell

/s/ Philip DeFeo*         Trustee                         4/18/02
-----------------------
Philip DeFeo

/s/ David J. Olderman*    Trustee                         4/18/02
-----------------------
David J. Olderman

/s/ Ralph F. Peters*      Trustee                         4/18/02
-----------------------
Ralph F. Peters

Signature                       Title                      Date
---------                       -----                      ----


/s/ Richard Stamberger*   Trustee                         4/18/02
------------------------
Richard Stamberger

/s/ Derek S. van Eck      Trustee                         4/18/02
------------------------
Derek S. van Eck

/s/ Jan F. van Eck        Trustee                         4/18/02
------------------------
Jan F. van Eck



* Executed on behalf of Trustee by John C. van Eck, as attorney-in-fact.